Exhibit 4(a)

               AMENDED AND RESTATED REDUCING REVOLVING
                           CREDIT AGREEMENT


          THIS AMENDED AND RESTATED REDUCING REVOLVING CREDIT AGREEMENT ("Credit Agreement") is made and entered into as of the 1st day of June, 1995, by and among FIRST INTERSTATE BANK OF NEVADA, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., Los Angeles Agency, U.S. BANK OF NEVADA, SOCIETE GENERALE, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, NBD BANK, FIRST SECURITY BANK OF IDAHO, N.A., BANK OF AMERICA NEVADA and BANK OF HAWAII (collectively together with their respective successors and assigns the "Lenders") and FIRST INTERSTATE BANK OF NEVADA, N.A., as administrative and collateral agent, for the Lenders, herein in such capacity called the "Agent Bank" and together with the Lenders collectively referred to as the "Banks", parties of the first part, GOLDSTRIKE FINANCE COMPANY, INC., a Nevada corporation (the "Borrower"), party of the second part, and RAILROAD PASS INVESTMENT GROUP, a Nevada general partnership ("RPIG"), JEAN DEVELOPMENT COMPANY, a Nevada general partnership ("Jean Development"), JEAN DEVELOPMENT WEST, a Nevada general partnership ("Jean West"), JEAN DEVELOPMENT NORTH, a Nevada general partnership ("JDN") and the LAKEVIEW GAMING PARTNERSHIPS JOINT VENTURE, a Nevada general partnership (the "Nevada Joint Venture" and together with RPIG, Jean Development, Jean West and JDN being hereinafter collectively referred to as "Existing Guarantors") and CIRCUS CIRCUS ENTERPRISES, INC., a Nevada corporation ("Circus" and together with the Existing Guarantors collectively the "Guarantors"), parties of the third part.

                           R_E_C_I_T_A_L_S:

          WHEREAS:

          A. In this Credit Agreement, all capitalized words and terms shall have the respective meanings and be construed herein as hereinafter provided in Section 1.01 of this Credit Agreement and shall be deemed to incorporate such words and terms as a part hereof in the same manner and with the same effect as if the same were fully set forth.

          B. Borrower, Existing Guarantors, together with Lakeview Company, a Nevada general partnership ("Lakeview") and Pioneer Investment Group, a Nevada general partnership ("Pioneer") and the Banks, together with West One Bank, Idaho, entered into a Reducing Revolving Credit Agreement dated as of February 11, 1994, as amended by the First Amendment to Reducing Revolving Credit Agreement dated as of May 10, 1994, by the Second Amendment to Reducing Revolving Credit Agreement dated September 16, 1994 and by the Third Amendment to Reducing Revolving Credit Agreement dated December 30, 1994 (collectively the "Existing Credit Agreement"), pursuant to which, among other things, Lenders established a reducing revolving credit facility in an initial principal amount not to exceed One Hundred Sixty Million Dollars ($160,000,000.00) outstanding at any one time subject to the conditions, covenants and understandings therein contained. As of the Merger Date, The Long-Term Credit Bank of Japan, Ltd., Los Angeles agency, shall have acquired all rights and interests of West One Bank, Idaho in and to the Existing Credit Agreement and Bank Facility Loan Documents.

          C. Circus has entered into various agreements under the terms of which Circus intends to acquire through merger and exchange transactions with certain Subsidiaries of
     Circus: (i) all of the outstanding and issued stock of MSE, LCI, GSI, DGI and Borrower (collectively the "Acquired Corporations"), (ii) ownership of all partnership interests held by the respective partners, other than the partnership interests owned by the Acquired Corporations, of RPIG, Jean Development, Jean West, JDN, GSLV and NLI (collectively the "Acquired Partnerships"), and (iii) other corporations and interests which are unrelated and not relevant to the Bank Facility.

          D. Under the terms of the Merger, Circus intends to guaranty the Bank Facility by execution of the Circus Guaranty. In consideration of the Circus Guaranty, Banks have agreed to release items of collateral as set forth on the Schedule of Releases, Terminations and Reconveyances and to restructure the Bank Facility on the terms and conditions set forth in this Credit Agreement which is intended to fully amend, restate and supersede the Existing Credit Agreement.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, as hereinafter described, the parties hereto do promise, covenant and agree as follows:

                              ARTICLE I

                             DEFINITIONS

          Section 1.01.  Definitions.  For the purposes of
     this Credit Agreement, each of the following terms shall have the meaning specified with respect thereto, unless a different meaning clearly appears from the context:
          "Acquired Corporations" shall have the meaning set forth in Recital Paragraph C.

          "Acquired Partnerships" shall have the meaning set forth in Recital Paragraph C.

          "Affiliate(s)" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to:

               (a)  vote ten percent (10%) or more of the
               equity securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

               (b)  direct or cause the direction of the
               management and policies of such Person whether by contract or otherwise.

          "Agency Agreement" shall mean the Agency and Intercreditor Agreement dated February 11, 1994 as amended by First Amendment to Agency Agreement dated as of May 10, 1994, executed by and among Banks, setting forth the respective rights, duties and obligations of Agent Bank and each of the Lenders.

          "Agency Fee" shall mean the non-refundable fee to be paid to Agent Bank annually as provided in Section 2.08C in the annual amount as agreed in writing by and between Borrower and Agent Bank on the Closing Date.

          "Agent Bank" shall mean First Interstate Bank of
     Nevada, N.A. in its capacity as administrative and collateral agent for Lenders.

          "Amendment Fee" shall have the meaning ascribed to such term in Section 2.08A.

          "Applicable Alternate Base Rate Margin" shall have the meaning ascribed to such term in the Circus Reducing
     Revolving Loan Agreement.

          "Applicable Eurodollar Rate Margin" shall have the meaning ascribed to such term in the Circus Reducing Revolving Loan Agreement.

          "Authorized Officer(s)" shall mean, relative to the Borrower, those officers whose signatures and incumbency shall have been certified to Agent Bank and the Banks as required in
     Section 3.04 of the Credit Agreement with the authority and responsibility to deliver Notices of Borrowing, Continuation/Conversion Notices and all other requests, notices, reports, consents, certifications and authorizations on behalf of Borrower.

          "Available Borrowings" shall mean at any time, and from time to time, the aggregate amount available to Borrower for Borrowing under the Bank Facility consisting of the difference between the Maximum Principal Balance which may be outstanding at any specified date, less the actual amount of the unpaid principal balance of the Bank Facility as of such date.

          "Bank Facility" shall mean the agreement of Lenders to establish and fund a reducing revolving line of credit in favor of Borrower, subject to the terms and conditions set forth in the Bank Facility Loan Documents, up to the Maximum Principal Balance as reduced from time to time.

          "Bank Facility Loan Documents" shall mean collective reference to the Credit Agreement, Bank Note, Existing Guaranty, Circus Guaranty, Security Documents and Environmental Certificate, together with any other documents and instruments which may hereafter be executed and delivered to or for the benefit of Lenders in connection with the Bank Facility.

          "Bank Note" shall mean the Reducing Revolving Credit Promissory Note dated February 11, 1994, in the original maximum principal amount of One Hundred Sixty Million Dollars ($160,000,000.00) having an unpaid principal balance of One Hundred Forty-Seven Thousand Five Hundred Fifty Dollars ($147,550.00) as of the Merger Date, executed by Borrower, payable to the order of Agent Bank on behalf of the Lenders evidencing the Bank Facility, a copy of which is marked "Exhibit B", affixed hereto and by this reference incorporated herein and made a part hereof, as amended by the First Amendment to Bank Note.

          "Banking Business Day" shall mean a day upon which the principal administrative offices (or any successor offices) in the United States of each one of the Lenders and banking associations in Nevada, California, New York and London, England are open to conduct regular banking business.

          "Bankruptcy Code" shall mean the United States
     Bankruptcy Code, as amended, 11 U.S.C. section 101 et seq.

          "Banks" shall have the meaning set forth in the Preamble of this Credit Agreement.

          "Borrowing(s)" shall mean such amounts as Borrower may request by notice to Agent Bank from time to time to be advanced under the Bank Facility, which shall not exceed at any given time the Available Borrowings.

          "Capital Lease Obligations" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with Generally Accepted Accounting Principles, is classified as a capital lease.

          "Capital Proceeds" shall mean the net proceeds
     (after deducting all reasonable expenses incurred in connection therewith) available to Existing Guarantors, or any of them, from (i) partial or total condemnation or destruction of any part of the Collateral Properties, (ii) sales of easements, rights of way or similar interests in any portion of the Collateral Properties, (iii) insurance proceeds (other than rent insurance and business interruption insurance) received in connection with damage to or destruction of the Collateral Properties, (iv) the sale or other disposition of any portion of the Collateral Properties in accordance with the provisions of this Credit Agreement (not including, however, any proceeds received by Existing Guarantors from a sale of FF&E if such FF&E is replaced by items of equivalent value and utility, in each case such exclusion to apply only during any period in which no event of default has occurred and is continuing), and (v) any other extraordinary receipt of proceeds not in the ordinary course of business and treated, for accounting purposes, as capital in nature.

          "Circus" shall mean Circus Circus Enterprises, Inc., a Nevada corporation.

          "Circus Credit Facilities" shall mean collective reference to the lines of credit, terms, covenants and conditions set forth in the Circus Reducing Revolving Loan
     Agreement and the Circus Short Term Loan Agreement.

          "Circus Guaranty" shall mean the General Continuing Guaranty to be executed by Circus as of the Merger Date under the terms of which Circus irrevocably and unconditionally guaranties the prompt payment and performance of Borrower's promises, covenants and agreements under the Credit Agreement, the Bank Note, Interest Hedges and each of the Bank Facilities Loan Documents, a copy of which is marked "Exhibit F", affixed hereto and by this reference incorporated herein and made a part hereof.

          "Circus Reducing Revolving Loan Agreement" shall mean the Reducing Revolving Agreement dated as of September 30, 1993, executed by and among Circus as the borrower, Bank of America National Trust and Savings Association as managing agent, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, First Interstate Bank of Nevada, N.A., Societe General, Credit Lyonnais, Los Angeles branch and Credit Lyonnais, Cayman Island branch, as co-agents, and CIBC, Inc., as co-managing agent, and the banks named therein, under the terms of which a reducing revolving line of credit was established up to the aggregate maximum amount of Five Hundred Million Dollars ($500,000,000.00), as amended from time to time.

          "Circus Short Term Loan Agreement" shall mean the Revolving Loan Agreement dated as of September 30, 1993, executed by and among Circus as the borrower, Bank of America National Trust and Savings Association as managing agent, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, First Interstate Bank of Nevada, N.A., Societe General, Credit Lyonnais, Los Angeles branch and Credit Lyonnais, Cayman Island branch, as co-agents, and CIBC, Inc., as co-managing agent, and the banks named therein, under the terms of which a revolving line of credit was established in the aggregate maximum amount of Two Hundred Fifty Million Dollars ($250,000,000.00), as amended from time to time.

          "Closing Date" shall mean February 14, 1994.

          "Collateral" shall mean: (i) a collective reference to the Jean Collateral, the RPIG Collateral, the Nevada Landing Collateral, and (ii) any and all other property and/or intangible rights, interests or benefits inuring to or in favor of Borrower and/or Existing Guarantors which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Lenders to secure the Existing Guaranty and/or repayment of the Bank Facility.

          "Collateral Properties" shall mean collective reference to the Jean Real Property, Nevada Landing Real Property and RPIG Real Property, together with any other real property or interests therein, which may be held by Agent Bank from time to time to secure repayment of the Bank Facility.

          "Contingent Guaranty" means, as to any Person, any
     (a) guarantee by that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided, however, that the term Contingent Guaranty shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation (unless the Contingent Guaranty is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

          "Continuation/Conversion Notice" shall mean a notice of continuation or conversion and certificate duly executed by an Authorized Officer, substantially in the form of that certain exhibit marked "Exhibit E", affixed hereto and by this reference incorporated herein and made a part hereof.

          "Credit Agreement" shall mean this Amended and Restated Reducing Revolving Credit Agreement to be executed by and among Borrower, Guarantors and Banks on the Merger Date setting forth the terms and conditions of the Bank Facility subsequent to the Merger Date.

          "Deeds of Trust" shall mean collective reference to the Jean Deed of Trust, Nevada Landing Deed of Trust and RPIG Deed of Trust.

          "Default" shall mean the occurrence of an event with which the giving of notice or passage of time, or both, would constitute an Event of Default hereunder.

          "Default Rate" shall have the meaning as set forth in Section 2.09(ii).

          "Environmental Certificate" shall mean the
     Certificate and Indemnification Regarding Hazardous Substances dated February 11, 1994, executed by Borrower and Existing Guarantors, Lakeview and Pioneer as further inducement to the Lenders to establish the Bank Facility, from which Lakeview and Pioneer will be fully released from all liability and obligations as of the Merger Date.

          "Event of Default" shall mean any Event of Default as provided in Section 7.01 hereof.

          "Existing Credit Agreement" shall have the meaning ascribed to such term in Recital Paragraph B of the Credit
     Agreement.

          "Existing Guarantors" shall collectively mean the Nevada Joint Venture, Railroad Pass Investment Group, a Nevada general partnership, doing business as Railroad Pass Casino, Jean Development Company, a Nevada general partnership doing business as Gold Strike Hotel & Gambling Hall, Jean Development West, a Nevada general partnership, doing business as the Nevada Landing, and Jean Development North, a Nevada general partnership, but shall not include Lakeview or Pioneer each of which are to be released from all liability under the Existing Guaranty as of the Merger Date.

          "Existing Guaranty" shall mean the General
     Continuing Guaranty dated February 11, 1994, jointly and severally executed by Existing Guarantors, Lakeview and Pioneer in favor of Agent Bank on behalf of the Lenders under the terms of which Existing Guarantors irrevocably and unconditionally guaranty the prompt payment and performance of Borrower's and Guarantors' promises, covenants and agreements under the Credit Agreement, the Bank Note, Interest Rate Hedges and each of the Bank Facility Loan Documents, a copy of which is marked "Exhibit G", affixed hereto and by this reference incorporated herein and made a part hereof, from which Lakeview and Pioneer will be fully released from all liability and obligations as of the Merger Date.

          "Existing LIBO Loans" shall mean collective reference to each "LIBO Loan", as defined in the Existing
     Credit Agreement, which is outstanding as of the Merger Date having a LIBO Loan Interest Period ending subsequent to the Merger Date.

          "FF&E" shall mean collective reference to the Jean
     FF&E, Nevada Landing FF&E, and RPIG FF&E, together with any other furniture, fixtures and equipment, including, without limitation, all gaming devices and associated equipment, inventories and supplies which may be held by Agent Bank on behalf of the Lenders from time to time to secure repayment of the Bank Facility.

          "FINV" shall mean First Interstate Bank of Nevada,
     N.A.

          "First Amendment to Bank Note" shall mean the First Amendment to Reducing Revolving Credit Promissory Note to be dated concurrently with the Merger Date and executed by Borrower and Agent Bank on behalf of the Lenders for the purpose of modifying the rates of interest to accrue under the Bank Note subsequent to the Merger Date, a copy of which is marked "Exhibit C", affixed hereto and by this reference incorporated herein and made a part hereof.

          "Fiscal Quarter" shall have the meaning ascribed to such term in the Circus Reducing Revolving Loan Agreement.

          "Funding Date" shall mean each date upon which the Borrower requests the Lenders to fund Borrowings in accordance with the provisions of Section 2.03.

          "GAAP" shall mean generally accepted accounting principles, consistently applied.

          "GSI" shall mean Goldstrike Investments, Inc., a
     Nevada corporation.

          "GSLV" shall mean Gold Strike L.V., a Nevada general partnership.

          "Gaming Permits" shall mean collective reference to every license, permit or other authorization required to own, operate and otherwise conduct gaming operations at the Nevada Operations, including, without limitation, all licenses granted by the Nevada Gaming Authorities and all other applicable Governmental Authorities.

          "Governmental Authority" or "Governmental
     Authorities" shall mean any federal, state, regional, county or municipal governmental agency, board, commission, officer or official whose consent or approval is required or whose regulations must be followed as a prerequisite to (i) the continued operation and occupancy of the Collateral Properties and the Nevada Operations or (ii) the performance of any act or obligation or the observance of any agreement, provision or condition of whatever nature herein contained.

          "Guaranties" shall mean collective reference to the Existing Guaranty and the Circus Guaranty.

          "Hazardous Materials Claims" shall have the meaning set forth in Section 5.21.

          "Hazardous Materials Laws" shall have the meaning set forth in Section 5.21.

          "Hotel/Casino Operations" shall mean collective reference to the Jean Hotel/Casino Operation, Nevada Landing
     Hotel/Casino Operation and Railroad Pass Hotel/Casino
     Operation.

          "Indebtedness" means, as to any Person (without duplication), (a) indebtedness of such Person for borrowed money or for the deferred purchase price of Property (excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms), including any Contingent Guaranty for any such indebtedness,
     (b) indebtedness of such Person of the nature described in clause (a) that is non-recourse to the credit of such Person but is secured by assets of such Person, to the extent of the value of such assets, (c) Capital Lease Obligations of such Person, (d) indebtedness of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person, (e) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person and (f) any obligations of such Person under a Swap Agreement.

          "Interest Rate Hedge" shall mean a rate swap, interest cap or rate collar agreement with or through Agent
     Bank or any Lender relating to the Bank Facility.

          "JDN" shall mean Jean Development North, a Nevada general partnership.

          "JDN Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) liens for taxes, assessments or governmental charges the validity of which are being contested in good faith by JDN by appropriate proceedings, provided that JDN shall have maintained adequate reserves with Agent Bank for the payment of same, (iii) liens, encumbrances and restrictions on the JDN Real Property which are shown as exceptions nos. 1-16 on Schedule B of the JDN Title Report,
     (iv) liens consented to in writing by Lenders, (v) liens of legally valid leases for equipment, (vi) purchase money security interests for gaming devices and equipment, and
     (vii) easements, licenses or rights-of-way, hereafter granted to any Governmental Authority or public utility providing services to the JDN Real Property.

          "JDN Real Property" shall mean collective reference to the real property described in the JDN Title Report.

          "JDN Title Report" shall mean the first amended preliminary report on title issued by Title Insurance Company, dated as of December 17, 1993, in connection with its order no. 93-12-0774JB, a copy of which is marked "Exhibit I", affixed hereto and by this reference incorporated herein and made a part hereof.

          "Jean Assignment of Equipment Leases, Contracts and Subleases" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00693, executed by Jean Development, as additional security for the Existing Guaranty and the Bank Facility.

          "Jean Assignment of Permits, Licenses and Contracts" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00697, duly executed by Jean Development, whereby Jean Development assigns to Agent Bank on behalf of Lenders all of its right, title and interest in and to all permits, licenses and contracts relating to the Jean Hotel/Casino Operation, except those gaming permits and licenses which are unassignable.

          "Jean Assignment of Rents and Revenues" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00689, whereby Jean Development assigns to Agent Bank on behalf of Lenders as additional security for the Existing Guaranty and the Bank Facility all rents, issues, profits, revenues and income from the Jean Real Property and the Jean Hotel/Casino Operation and any other business activity conducted on the Jean Real Property, together with any and all future expansions thereof, related thereto or used in connection therewith.

          "Jean Assignment of Waste Water Service Agreement" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00701, duly executed by Jean Development, whereby Jean Development assigns to Agent Bank on behalf of Lenders all of its right, title and interest in and to the Jean Development Waste Water Service Agreement.

          "Jean Collateral" shall mean collective reference to: (i) all of the Jean Real Property and the personal property, Jean FF&E, contract rights, leases, intangibles and other interests of Jean Development, which are subject to the liens and security interests of the Jean Security Documents;
     (ii) all rights of Jean Development assigned as additional security pursuant to the terms of the Jean Security Documents; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of Jean Development, which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Agent Bank to secure the Existing Guaranty and payment of the Bank Facility.

          "Jean Deed of Trust" shall mean the Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00681, encumbering the Jean Real Property, Jean FF&E and other Collateral therein described for the purpose of securing the Existing Guaranty and the Bank Facility.

          "Jean Development" shall mean Jean Development
     Company, a Nevada general partnership, doing business as the Gold Strike Hotel & Gambling Hall.

          "Jean Development Waste Water Service Agreement" shall mean the Waste Water Service Agreement executed concurrently with this Credit Agreement by and between MSE, LCI and GSI as the owners of the waster water treatment facilities more particularly therein described and Jean Development as the owner of the Jean Hotel/Casino Operation under the terms of which MSE, LCI and GSI agree to accept and treat in accordance with the requirements of all Governmental Authorities all waste water and other effluent discharged by the Jean Hotel/Casino Operation for a sixty (60) year period.

          "Jean FF&E" shall mean the furniture, fixtures and equipment and all gaming equipment and devices which have been installed or are to be installed and used in connection with the operation of the Jean Hotel/Casino Operation.

          "Jean Financing Statements" shall mean the Uniform Commercial Code financing statements filed in the Office of the Secretary of State of the State of Nevada on February 25, 1994, under File No. 94-02229, and recorded in the Office of the County Recorder of Clark County on February 14, 1994, in Book 940214, as Instrument No. 00685, in order to perfect the security interest granted to Agent Bank on behalf of Lenders under the Jean Deed of Trust and other Jean Loan Documents in accordance with requirements of the Nevada Uniform Commercial Code.

          "Jean Hotel/Casino Operation" shall mean the hotel and casino business and related activities conducted on the Jean Real Property under the name of Gold Strike Hotel &
     Gambling Hall.

          "Jean Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) liens for taxes, assessments or governmental charges the validity of which are being contested in good faith by Jean Development by appropriate proceedings, provided that Jean Development shall have maintained adequate reserves for payment of same, (iii) liens created or contemplated by the Jean Security Documents, (iv) the liens, encumbrances and restrictions on the Jean Real Property, Jean FF&E and existing improvements which are shown as exceptions on Schedule B of the Title Insurance Policy, (v) liens consented to in writing by Lenders, (vi) liens of legally valid leases for Jean FF&E,
     (vii) purchase money security interests for Jean FF&E, and
     (viii) easements, licenses or rights-of-way, hereafter granted to any Governmental Authority or public utility providing services to the Jean Real Property.

          "Jean Premises" shall mean the Jean Real Property, together with existing improvements and all other improvements or property, both personal and real which are now or hereafter are situate upon the Jean Real Property or used in connection with the Jean Hotel/Casino Operation.

          "Jean Real Property" shall mean collective reference to the real property described as Parcels 4 through 8 on the Title Insurance Policy, together with all buildings, structures, fixtures and other improvements situate thereon, upon which the Jean Hotel/Casino Operation is conducted.

          "Jean Security Documents" shall mean collective reference to the Jean Deed of Trust, Jean Assignment of Waste Water Service Agreement, Jean Assignment of Rents and Revenues, Jean Assignment of Equipment Leases, Contracts and Subleases, Jean Assignment of Permits, Licenses and Contracts, Jean Financing Statements, and all other instruments and agreements required to be executed by or on behalf of Jean Development in connection with the making of the Bank Facility.

          "Jean West" shall mean Jean Development West, a
     Nevada general partnership doing business as Nevada Landing.

          "LCI" shall mean Last Chance Investments, Inc., a
     Nevada corporation.

          "Lakeview" shall mean Lakeview Company, a Nevada general partnership, doing business as Gold Strike Inn.

          "Lenders" shall have the meaning set forth in the preamble of this Credit Agreement.

          "LIBO Loan" shall mean reference to each portion of the principal balance of the Bank Facility bearing interest with reference to a LIBO Rate.

          "LIBO Loan Interest Period" shall mean either a one
     (1) month, three (3) month or six (6) month period for each portion of the Bank Facility bearing reference to a LIBO Rate.

          "LIBO Rate" shall mean, with respect to any LIBO
     Loan for any LIBO Loan Interest Period commencing subsequent to the Merger Date, the rate per annum determined by Agent Bank, adjusted for reserve requirements and rounded upwards, if necessary, to the nearest 1/16 of 1%, to be the rate at which Dollar deposits in immediately available funds are offered to Agent Bank two Banking Business Days prior to the beginning of such LIBO Loan Interest Period by prime banks in the London Interbank Market at or about 11:00 am., London, England time, for delivery on the first day of such LIBO Loan Interest Period, for the number of days comprised therein and in a minimum amount and multiples as set forth in paragraph C(2) of the Note to which rate shall be added the Applicable Eurodollar Rate Margin, plus one-half of one percent (.50%).

          "MSE" shall mean M.S.E. Investments, Inc., a Nevada corporation.

          "Material Adverse Effect" means any set of circumstances or events which (a) has or would reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of the Bank Note, Existing Guaranty or Circus Guaranty or on any Bank Facility Loan Document, (b) is or would reasonably be expected to result in a Material Adverse Event, (c) materially impairs or would reasonably be expected to materially impair the ability of Circus and its Subsidiaries taken as a whole to perform Circus' obligations under the Circus Guaranty, or
     (d) materially impairs or would reasonably be expected to materially impair the ability of the Agent Bank, Banks, or any of them, to enforce their legal remedies pursuant to the Bank Facility Loan Documents.

          "Material Adverse Event" shall mean any event or change which is material and adverse to the financial condition or business operations of Circus and its Subsidiaries taken as a whole.

          "Maturity Date" shall mean February 1, 2001, as may be extended from time to time for one (1) year periods in the manner and subject to the terms of Section 2.12 of this Credit Agreement.

          "Maturity Extension Fee" shall have the meaning set forth in Section 2.12 hereof.

          "Maximum Principal Balance" is the maximum amount of principal which may be outstanding on the Bank Facility from time to time which shall be the lesser of: (i) the Maximum Scheduled Principal Balance as set forth on Exhibit A to the Note, (ii) the amount to which the Maximum Principal Balance is voluntarily reduced by Borrower, or (iii) the amount by which the Maximum Principal Balance is reduced pursuant to Sections 5.01 and/or 8.02.

          "Maximum Scheduled Principal Balance" shall mean the maximum amount of scheduled principal which may be outstanding on the Bank Facility from time to time as set forth on Exhibit A to the Bank Note.

          "Merger" shall mean the acquisition of the Acquired
     Corporations and Acquired Partnerships by Subsidiaries of
     Circus pursuant to an Agreement and Plan of Merger and an Exchange Agreement.

          "Merger Date" shall mean the date upon which the Merger is completed.

          "NLI" shall mean Nevada Landing Partnership, an
     Illinois general partnership.

          "Negative Covenants" shall have the meaning set forth in Section 6.01.

          "Nevada Gaming Authority" means collective reference to the Nevada Gaming Commission, the State Gaming Control Board and any agency of any county, city or other political subdivision of the State of Nevada which has jurisdiction over the gaming activities of Borrower, Circus and/or Existing Guarantors.

          "Nevada Joint Venture" shall have the meaning set forth in the Preamble to this Credit Agreement consisting of the general partnership created by agreement executed by and among Existing Guarantors (other than the Nevada Joint Venture), GSLV and NLI.

          "Nevada Joint Venture Agreement" shall mean the general partnership agreement by which the Nevada Joint
     Venture is created.

          "Nevada Landing Assignment of Equipment Leases, Contracts and Subleases" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00694, executed by Jean West as additional security for the Existing Guaranty and the Bank Facility.

          "Nevada Landing Assignment of Permits, Licenses and Contracts" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00698, duly executed by Jean West, whereby Jean West assigns to Agent Bank on behalf of Lenders all of its right, title and interest in and to all permits, licenses and contracts relating to the Nevada Landing Hotel/Casino Operation, except those gaming permits and licenses which are unassignable.

          "Nevada Landing Assignment of Rents and Revenues" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00690, whereby Jean West assigns to Agent Bank on behalf of Lenders as additional security for the Existing Guaranty and the Bank Facility all rents, issues, profits, revenues and income from the Nevada Landing Real Property and the Nevada Landing Hotel/Casino Operation and any other business activity conducted on the Nevada Landing Real Property, together with any and all future expansions thereof, related thereto or used in connection therewith.

          "Nevada Landing Assignment of Waste Water Service Agreement" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00702, duly executed by Jean West, whereby Jean West assigns to Agent Bank on behalf of Lenders all of its right, title and interest in and to the Nevada Landing Waste Water Service Agreement.

          "Nevada Landing Collateral" shall mean collective reference to (i) all of the Nevada Landing Real Property and the personal property, the Nevada Landing FF&E, contract rights, leases, intangibles and other interests of Jean West which are subject to the liens and security interests of the Nevada Landing Security Documents; (ii) all rights of Jean West assigned as additional security pursuant to the terms of the Nevada Landing Security Documents; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of Jean West, which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Agent Bank to secure the Existing Guaranty and payment of the Bank Facility.

          "Nevada Landing Deed of Trust" shall mean the Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00682, encumbering the Nevada Landing Real Property, Nevada Landing FF&E and other Collateral therein described for the purpose of securing the Existing Guaranty and the Bank Facility.

          "Nevada Landing FF&E" shall mean the furniture, fixtures and equipment and all gaming equipment and devices which have been installed or are to be installed and used in connection with the operation of the Nevada Landing
     Hotel/Casino Operation.

          "Nevada Landing Financing Statements" shall mean the Uniform Commercial Code financing statements filed in the Office of the Secretary of State of the State of Nevada on February 25, 1994, under File No. 94-02229, and in the Office of the County Recorder of Clark County on February 14, 1994, in Book 940214 of Official Records as Instrument No. 00685, in order to perfect the security interest granted to Agent Bank on behalf of Lenders under the Nevada Landing Deed of Trust and other Nevada Landing Security Documents in accordance with requirements of the Nevada Uniform Commercial Code.

          "Nevada Landing Hotel/Casino Operation" shall mean the hotel and casino business and related activities conducted on the Nevada Landing Real Property under the name of The
     Nevada Landing.

          "Nevada Landing Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) liens for taxes, assessments or governmental charges the validity of which are being contested in good faith by Jean West by appropriate proceedings, provided that Jean West shall have maintained adequate reserves for the payment of same, (iii) liens which may be created or contemplated by the Nevada Landing Security Documents, (iv) liens, encumbrances and restrictions on the Nevada Landing Real Property, Nevada Landing FF&E and existing improvements which are shown as exceptions on Schedule B of the Title Insurance Policy, (v) liens consented to in writing by Lenders, (vi) liens of legally valid leases for Nevada Landing FF&E, (vii) purchase money security interests for Nevada Landing FF&E within the limitations set forth in Section 6.06, and (viii) easements, licenses or rights-of-way, hereafter granted to any Governmental Authority or public utility providing services to the Nevada Landing Real Property.

          "Nevada Landing Premises" shall mean the Nevada
     Landing Real Property, together with existing improvements and all other improvements or property, both personal and real which now are or hereafter are situate upon the Nevada Landing Real Property or used in connection with the Nevada Landing Hotel/Casino Operation.

          "Nevada Landing Real Property" shall mean collective reference to the real property described as Parcels 9 and 10 in the Title Insurance Policy, together with all buildings, structures, fixtures and other improvements situate thereon, upon which the Nevada Landing Hotel/Casino Operation is conducted.

          "Nevada Landing Security Documents" shall mean a collective reference to the Nevada Landing Deed of Trust, the Nevada Landing Assignment of Waste Water Service Agreement, the Nevada Landing Assignment of Rents and Revenues, Nevada Landing Assignment of Equipment Leases, Contracts and Subleases, Nevada Landing Assignment of Permits, Licenses and Contracts, the Nevada Landing Financing Statements and all other instruments and agreements required to be executed by or on behalf of Jean West in connection with the making of the Bank Facility.

          "Nevada Landing Waste Water Service Agreement" shall mean the Waste Water Service Agreement executed concurrently with this Credit Agreement by and between MSE, LCI and GSI as the owners of the waster water treatment facilities more particularly therein described and Jean West as the owner of the Nevada Landing Hotel/Casino Operation under the terms of which MSE, LCI and GSI agree to accept and treat in accordance with the requirements of all Governmental Authorities all waste water and other effluent discharged by the Nevada Landing Hotel/Casino Operation for a sixty (60) year period.

          "Nevada Operations" shall mean collective reference to the Hotel/Casino Operations.

          "Nonusage Fee" shall have the meaning set forth in
     Section 2.08B hereof.

          "Notice of Borrowing" shall have the meaning set forth in Section 2.03 hereof.

          "Permitted Encumbrances" shall mean collective reference to the Jean Permitted Encumbrances, Nevada Landing
     Permitted Encumbrances, RPIG Permitted Encumbrances and JDN
     Permitted Encumbrances.

          "Person" means any individual, firm, corporation, trust, association, partnership, joint venture, tribunal or other entity.

          "Pioneer" shall mean Pioneer Investment Group, a
     Nevada general partnership.

          "Policies of Insurance" shall mean the insurance to be obtained and maintained by Borrower as provided by Section
     5.08 herein.

          "Prime Rate" shall mean the rate of interest which Agent Bank from time to time identifies and publicly announces as its prime rate and is not necessarily, for example, the lowest rate of interest which Agent Bank collects from any borrower or group of borrowers, to which rate shall be added the Applicable Alternate Base Rate Margin, plus one-half of one percent (.50%).

          "Prime Rate Loan" shall mean reference to that portion of the unpaid principal balance of the Bank Facility bearing interest with reference to the Prime Rate on and after the Merger Date.

          "Pro Rata" means, with respect to any Lender, a percentage equal to such Lender's Syndication Interest in the Bank Facility as set forth on Schedule of Lenders' Proportions in Bank Facility, Exhibit A hereto.

          "RPIG" shall mean Railroad Pass Investment Group, a
     Nevada general partnership, doing business as Railroad Pass
     Casino.

          "RPIG Assignment of Equipment Leases, Contracts and Subleases" shall mean the assignment dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00695, executed by RPIG as additional security for the Existing Guaranty and the Bank Facility.

          "RPIG Assignment of Permits, Licenses and Contracts" shall mean the assignment on behalf of Lenders duly executed by RPIG, whereby RPIG assigns to Agent Bank on behalf of Lenders all of its right, title and interest in and to all permits, licenses and contracts relating to the Railroad Pass Hotel/Casino Operation, except those gaming permits and licenses which are unassignable.

          "RPIG Assignment of Rents and Revenues" shall mean the assignment dated February 11, 1994 and recorded
     February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00691, whereby RPIG assigns to Agent Bank on behalf of Lenders as additional security for the Existing Guaranty and the Bank Facility all rents, issues, profits, revenues and income from the RPIG Real Property and the RPIG Hotel/Casino Operation and any other business activity conducted on the RPIG Real Property, together with any and all future expansions thereof, related thereto or used in connection therewith.

          "RPIG Collateral" shall mean collective reference to
     (i) all of the RPIG Real Property and the personal property, RPIG FF&E, contract rights, leases, intangibles and other interests of RPIG which are subject to the liens and security interests of the RPIG Security Documents; (ii) all rights of RPIG assigned as additional security pursuant to the terms of the RPIG Security Documents; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of RPIG which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Agent Bank to secure payment of the Existing Guaranty and the Bank Facility.

          "RPIG Deed of Trust" shall mean the Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated February 11, 1994 and recorded February 14, 1994, in the Official Records of Clark County, Nevada, in Book 940214, as Instrument No. 00683, encumbering the RPIG Real Property, RPIG FF&E and other Collateral therein described for the purpose of securing the Existing Guaranty and the Bank Facility.

          "RPIG FF&E" shall mean the furniture, fixtures and equipment and all gaming equipment and devices which have been installed or are to be installed and used in connection with the operation of the Railroad Pass Hotel/Casino Operation.

          "RPIG Financing Statements" shall mean the Uniform Commercial Code financing statements filed in the Office of the Secretary of State of the State of Nevada on February 25, 1994, under File No. 94-02231 and in the Office of the County Recorder of Clark County on March 2, 1994, in Book 940302 of Official Records, as Instrument No. 01215, in order to perfect the security interest granted to Agent Bank on behalf of Lenders under the RPIG Deed of Trust and other RPIG Security Documents in accordance with requirements of the Nevada Uniform Commercial Code.

          "RPIG Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) liens for taxes, assessments or governmental charges the validity of which are being contested in good faith by RPIG by appropriate proceedings, provided that RPIG shall have maintained adequate reserves for the payment of same, (iii) liens created or contemplated by the RPIG Security Documents, (iv) the liens, encumbrances and restrictions on the RPIG Real Property, RPIG FF&E and existing improvements which are shown as exceptions on Schedule B of the Title Insurance Policy, (v) liens consented to in writing by Lenders, (vi) liens of legally valid leases for RPIG FF&E,
     (vii) purchase money security interests for RPIG FF&E, and
     (viii) easements, licenses or rights-of way, hereafter granted to any Governmental Authority or public utility providing services to the RPIG Real Property.

          "RPIG Premises" shall mean the RPIG Real Property, together with existing improvements and all other improvements or property, both personal and real which now or hereafter are situate upon the RPIG Real Property or used in connection with the Railroad Pass Hotel/Casino Operation.

          "RPIG Real Property" shall mean collective reference to the real property described as Parcels 1, 2 and 3 in the Title Insurance Policy, together with all buildings, structures, fixtures and other improvements situate thereon, upon which the Railroad Pass Hotel/Casino Operation is conducted.

          "RPIG Security Documents" shall mean a collective reference to the RPIG Deed of Trust, the RPIG Assignment of Rents and Revenues, RPIG Assignment of Equipment Leases, Contracts and Subleases, RPIG Assignment of Permits, Licenses and Contracts, the RPIG Financing Statements and all other instruments and agreements required to be executed by or on behalf of RPIG in connection with the making of the Bank Facility.

          "Railroad Pass Hotel/Casino Operation" shall mean the hotel and casino business and related activities conducted on the RPIG Real Property under the name Railroad Pass
     Hotel/Casino.

          "Reporting Requirements" shall have the meaning set forth in Section 5.08.

          "Schedule of Lenders' Proportions in Bank Facility" shall mean the schedule setting forth each Lender's proportionate share in the Bank Facility, a copy of which is marked "Exhibit A", affixed to the Credit Agreement and by this reference incorporated herein and made a part hereof as the same be amended from time to time.

          "Schedule of Releases, Terminations and
     Reconveyances" shall mean the Schedule attached to the Credit Agreement as Exhibit H setting forth a list and description of the releases, terminations, reconveyances and other modifications to various agreements which are to be made, executed and delivered by each applicable party thereto as of the Merger Date for the purpose of releasing the items and security interests held under the Existing Credit Agreement which are no longer required under the terms of this Credit Agreement.

          "Security Documents" shall mean collective reference to the Jean Security Documents, Nevada Landing Security
     Documents and the RPIG Security Documents.

          "Subsidiary" shall mean, on the date in question, any Person of which an aggregate of 50% or more of the stock of any class or classes (or equivalent interests) is owned of record or beneficially, directly or indirectly, by another Person and/or any of its Subsidiaries, if the holders of the stock of such class or classes (or equivalent interests) (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency.

          "Swap Agreement" means a written agreement between Borrower and one or more financial institutions providing for the "swap" of interest rate payment obligations with respect to any Indebtedness.

          "Syndication Interests" shall mean the proportionate interest of each of the Lenders in the Bank Facility, as may be amended from time to time, as set forth on the Schedule of Lenders' Proportions in Bank Facility, as may be amended from time to time, a copy of which is marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof.

          "Taxes" shall have the meaning set forth in
     Section 2.10A.

          "Title Insurance Company" shall mean Chicago Title Insurance Company and its issuing agent, United Title of Nevada, 4100 West Flamingo, Suite 1000, Las Vegas, Nevada 89103, together with such reinsurers with direct access as are requested by Lenders or other title insurance company or companies as may be acceptable to Lenders.

          "Title Insurance Policy" shall mean the ALTA Loan
     Policy of Title Insurance dated February 14, 1994, at 9:50 a.m., Policy No. 29-0010-107-06942, issued by Title Insurance Company in the aggregate amount of One Hundred Sixty Million Dollars ($160,000,000.00) in favor of Agent Bank, as administrative and collateral agent for Lenders, insuring the respective priorities of the Jean Deed of Trust, Nevada Landing Deed of Trust and RPIG Deed of Trust.

          Section 1.02.  Interpretation and Construction.  In
     this Credit Agreement, unless the context otherwise requires:

               (i) Articles and Sections mentioned by number only are the respective Articles and Sections of this Credit
     Agreement as so numbered;

               (ii) Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number and vice versa;

               (iii) Words importing persons mean and include firms, associations, partnerships (including limited partnerships), societies, trusts, corporations or other legal entities, including public or governmental bodies, as well as natural persons;

               (iv) All times specified herein, unless
     otherwise specifically referred, shall be the time in Las
     Vegas, Nevada;

               (v)  Any headings preceding the texts of the
     several Articles and Sections of this Credit Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Credit Agreement, nor shall they affect its meaning, construction or effect;

               (vi) If any clause, definition, provision or Section of this Credit Agreement shall be determined to be apparently contrary to or conflicting with any other clause, definition, provision or Section of this Credit Agreement then the clause, definition, provision or Section containing the more specific provisions shall control and govern with respect to such apparent conflict. The parties hereto do agree that each has contributed to the drafting of this Credit Agreement and in all Bank Facility Loan Documents and that the provisions herein contained shall not be construed against either Borrower, Guarantors or Lenders as having been the person or persons responsible for the preparation thereof;

               (vii) The terms "herein", "hereunder",
     "hereby", "hereto", "hereof" and any similar terms as used in the Credit Agreement refer to this Credit Agreement; the term "heretofore" means before the date of execution of this Credit Agreement; and the term "hereafter" means after the date of the execution of this Credit Agreement;

               (viii) Every affirmative duty, covenant and obligation of Guarantors hereunder shall be equally applicable to each of the Guarantors individually and where the context would result in the best interests or rights of Lenders shall be construed to mean "Guarantors or any of them";

               (ix) All accounting terms used herein which are not otherwise specifically defined shall be used in accordance with GAAP consistently applied;

               (x) If any clause, provision or Section of this Credit Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions hereof;

               (xi) This Credit Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada; and

               (xii) Each reference to this Credit Agreement or any other Bank Facility Loan Document or the Agency
     Agreement, or any of them, as used in this Credit Agreement or in any other Bank Facility Loan Document or the Agency
     Agreement shall be deemed a reference to this Credit
     Agreement, such Bank Facility Loan Document, or Agency
     Agreement, as applicable, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

          Section 1.03.  Use of Defined Terms.  Unless
     otherwise defined or the context otherwise requires, terms for which meanings are provided in this Credit Agreement shall have such meanings when used in the Bank Note and in each Bank Facility Loan Document and other communication delivered from time to time in connection with this Credit Agreement or any other Bank Facility Loan Document.

          Section 1.04. Cross-References. Unless otherwise specified, references in this Credit Agreement and in each other Bank Facility Loan Document to any Article or Section are references to such Article or Section of this Credit Agreement or such other Bank Facility Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                              ARTICLE II

           AMOUNT, TERMS AND SECURITY OF THE BANK FACILITY

          Section 2.01.  The Bank Facility.

          A. Subject to the conditions and upon the terms hereinafter set forth and in accordance with the terms and provisions of the Bank Note, Lenders severally agree in the proportions set forth on Exhibit A hereto, to lend and advance to Borrower up to the Maximum Principal Balance (each individually a "Borrowing" and collectively the "Borrowings"), such amounts as Borrower may request by notice to Agent Bank from time to time as provided in Section 2.03.

          The Maximum Scheduled Principal Balance of One
     Hundred Sixty Million Dollars ($160,000,000.00) as of the Closing Date shall be reduced semi-annually as of August 1st and February 1st of each Fiscal Year to the amounts set forth on Exhibit A to the Bank Note. Provided, however, that the reduction of Five Million Dollars ($5,000,000.00) scheduled to occur on February 1, 1995, for the purpose of reducing the Maximum Scheduled Principal Balance to One Hundred Fifty Million Dollars ($150,000,000.00) shall be and is hereby waived and deleted so that the Maximum Scheduled Principal Balance from August 1, 1994 through July 31, 1995, shall be One Hundred Fifty-Five Million Dollars ($155,000,000.00). On August 1, 1995, the Maximum Scheduled Principal Balance shall be reduced to One Hundred Forty-Five Million Dollars ($145,000,000.00) and thereafter subsequent reductions to the Maximum Scheduled Principal Balance shall be made in accordance with and as of the dates shown on Exhibit A to the Note.

          In the event the amount of such reduction or any portion thereof has been advanced as a Borrowing, the amount so advanced shall be payable by Borrower as of the applicable reduction date so that the outstanding principal balance under the Bank Facility shall not, at any time, exceed the Maximum Principal Balance as so reduced.

               B. Notwithstanding the scheduled reductions to the Maximum Scheduled Principal Balance as set forth on Exhibit A to the Bank Note, Borrower may voluntarily further reduce the Maximum Principal Balance from time to time on the following conditions:

               (i)  that each such voluntary reduction be
               made in writing by an Authorized Officer, effective on the fifth (5th) Banking Business Day following receipt by Agent Bank;

               (ii) that each such voluntary reduction shall be irrevocable and a permanent reduction to the Maximum Principal Balance; and

               (iii) each reduction shall be in increments of One Million Dollars ($1,000,000.00).

               C. In no event shall any Lender be liable to fund any amounts under the Bank Facility in excess of its respective Syndication Interest.

               D.   In no event shall the Maximum Principal
     Balance exceed the Maximum Scheduled Principal Balance.

               E. Outstanding Borrowings under the Bank Note and Existing Credit Agreement as of the Merger Date shall be deemed outstanding Borrowings under the Bank Note and this Credit Agreement.

               Within the foregoing limits, Borrower may borrow, repay and reborrow until the Maturity Date up to the Maximum Principal Balance, as set forth hereinabove.
     Provided, however, amounts of unpaid principal bearing interest with reference to a LIBO Rate shall be subject to breakage costs incident to prepayment as provided in the Bank Note.

          Section 2.02.  Use of Proceeds of the Bank Facility.
     Available Borrowings may be used by Borrower for any lawful purpose.

          Section 2.03.  Notice of Borrowings and Interest
     Rate Options.

               A.   An Authorized Officer of Borrower shall
     give Agent Bank on or before 11:00 o'clock a.m. on a Banking Business Day, at Agent Bank's office specified in Section 2.07, three (3) full Banking Business Days prior written notice in the form of the Notice of Borrowing ("Notice of Borrowing"), a copy of which is marked "Exhibit C", affixed hereto and by this reference incorporated herein and made a part hereof, for each proposed Borrowing to be made with reference to a LIBO Rate and at least two (2) full Banking Business Days prior notice for each proposed Borrowing to be made with reference to a Prime Rate, specifying the date and amount of each proposed Borrowing. Agent Bank shall give at least three (3) Banking Business Days notice in the case of each Borrowing made with reference to a LIBO Rate and at least one (1) Banking Business Day notice for each Borrowing to be made with reference to a Prime Rate to Lenders of the amount to be funded and specifying the date on which the funds are to be made available. Not later than 11:00 o'clock a.m. on the date specified, each Lender shall disburse to Agent Bank the amount to be advanced by each such Lender in lawful money of the United States of America and in immediately available funds. Agent Bank shall make the proceeds of such fundings received by it on or before 11:00 o'clock a.m. from the Lenders available to Borrower by depositing, prior to 1:00 o'clock p.m. on the day so received (but not prior to the Funding Date), in the general deposit account specified by Borrower maintained with Agent Bank the amounts received from the Lenders. Each Borrowing shall be in a minimum amount of One Million Dollars ($1,000,000.00) and in increments of One Hundred Thousand Dollars ($100,000.00) provided that Borrower shall be entitled to no more than three (3) Borrowings during each calendar month.

               B.   Borrower shall exercise each Interest Rate
     Option by delivering a Continuation/Conversion Notice to Agent Bank executed by an Authorized Officer at the times and in the manner set forth in Paragraph C(4) of the Bank Note.

          Section 2.04.  Conditions of Borrowing.  Borrowings
     will only be made so long as Borrower and Guarantors are in full compliance with each of the requirements and conditions precedent set forth in Article III B of this Credit Agreement. Provided, however, Lenders may, in their sole and absolute discretion and pursuant to the Agency Agreement, advance Borrowings notwithstanding the existence of less than full compliance with the requirements of Article III B and Borrowings so made shall be deemed to have been made pursuant to this Credit Agreement.

          Section 2.05.  The Bank Note.  The Bank Facility
     shall be evidenced by the Bank Note and shall bear interest and be due and payable as provided therein. Provided, however:

               A.   Existing LIBO Loans shall continue to
     accrue interest at the rates determined by Agent Bank at the commencement of each respective LIBO Loan Interest Period under the Existing Credit Agreement and shall be paid on the first day of each month and at the end of each applicable LIBO Loan Interest Period;

               B. Accrued interest on the "Prime Rate Loan", as defined in the Existing Credit Agreement, remaining unpaid on the Merger Date shall be paid on the next occurring regularly scheduled interest payment date;

               C.   On and after the Merger Date, the Prime
     Rate Loan shall bear interest at the Prime Rate; and

               D.   On and after the Merger Date, each LIBO
     Loan shall bear interest with reference to the LIBO Rate as determined by Agent Bank.

          Section 2.06. Security for the Bank Facility. As security for the due and punctual payment and performance of the terms and provisions of this Credit Agreement, the Bank Note and all of the other Bank Facility Loan Documents, together with any liability of Borrower under any Interest Rate Hedge, Existing Guarantors have executed and delivered the Existing Guaranty and the Security Documents as of the Closing Date and Circus has executed and delivered the Circus Guaranty as of the Merger Date. As of the Merger Date, Lakeview and Pioneer shall be released from the Existing Guaranty and the Environmental Certificate.

          Section 2.07.  Place and Manner of Payment.  All
     amounts payable by Borrower to the Lenders pursuant to the Bank Facility shall be made on a Banking Business Day in lawful money of the United States of America and in immediately available funds. Other than the scheduled reductions of principal and payment of interest as set forth in the Bank Note, Borrower shall not make repayments of the outstanding balance of principal owing under the Bank Note more frequently than one such repayment during each calendar week. All amounts payable by Borrower shall be made to Agent Bank at its office located at First Interstate Bank of Nevada, N.A., Gaming Division, 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109, Att'n: Brad Peterson, V.P. If such payment is received by Agent Bank prior to 10:00 o'clock a.m., or 11:00 o'clock a.m., if extended as provided hereinbelow, Agent Bank shall credit Borrower with such payment on the day so received and shall disburse to the appropriate Lenders on the same day the Pro Rata amounts of payments relating to the Bank Facility based on the respective Syndication Interests, in immediately available funds. If such payment is received by Agent Bank after 10:00 o'clock a.m. or 11:00 o'clock a.m., if extended as provided hereinbelow, Agent Bank shall credit Borrower with such payment as of the next Banking Business Day and disburse to the appropriate Lenders on the next Banking Business Day such Pro Rata amounts of such payment relating to the Bank Facility based on the respective Syndication Interests, in immediately available funds. Any payment on the Bank Facility made by Borrower to Agent Bank pursuant to the terms of this Credit Agreement or the Bank Note for the account of Lenders shall constitute payment to the appropriate Lenders. The 10:00 o'clock a.m. payment deadline referred to hereinabove shall be extended as provided hereinabove for one (1) additional hour to 11:00 o'clock a.m. if before the end of the prior Banking Business Day, Borrower gives Agent Bank notice, either oral or written, of Borrower's intention to make such payment prior to 11:00 o'clock a.m. of the next Banking Business Day. If the Bank Note or any payment required to be made thereon or hereunder, is or becomes due and payable on a day other than a Banking Business Day, the due date thereof shall be extended to the next succeeding Banking Business Day and interest thereon shall be payable at the then applicable rate during such extension.

          Section 2.08.  Loan Fees, Non-Usage Fees and Agency
     Fees.

               A. On the Merger Date, Borrower shall pay to Agent Bank for Pro Rata disbursement to Lenders in consideration of the terms and agreements set forth in this Credit Agreement, a non-refundable fee (the "Amendment Fee") in the amount of One Hundred Ninety-Three Thousand Seven Hundred Fifty Dollars ($193,750.00).

               B.   Borrower shall pay to Agent Bank for Pro
     Rata disbursement to Lenders and in consideration for their respective commitments to advance Borrowings under the Bank Facility a fee (the "Nonusage Fee") in the amount of one-half of one percent (1/2 of 1%) per annum of the daily average of Available Borrowings under the Bank Facility, computed on the basis of a three hundred sixty-five (365) or when appropriate three hundred sixty-six (366) day year. The Nonusage Fee shall be calculated quarterly commencing in the Fiscal Quarter in which the Closing Date occurs and shall be payable on the first day of the second calendar month following the end of each respective Fiscal Quarter.

               C.   On the Closing Date and on each
     anniversary of the Closing Date, Borrower shall pay Agent
     Bank, to be retained by Agent Bank for its own account, the Agency Fee.

          Section 2.09.  Late Charges and Default Rate.

               (i) If any payment due under the Bank Note is not paid within five (5) Banking Business Days of the date such payment is due, Borrower promises to pay a late charge in the amount of five percent (5%) of the amount of such delinquent payment and Agent Bank need not accept any late payment made unless it is accompanied by such five percent late payment charge. Any late charge shall be paid to Lenders in proportion to their respective Syndication Interests.

               (ii) In the event of the existence of an Event of Default, commencing on the fifth (5th) day following the mailing of written notice thereof by Agent Bank, the total of the unpaid balance of the principal and the then accrued and unpaid interest owing under the Bank Note shall collectively commence accruing interest at a rate equal to five percent (5%) over the Prime Rate (the "Default Rate") until such time as all payments and additional interest are paid, together with the curing of any Events of Default which may exist, at which time the interest rate shall revert to that rate of interest otherwise accruing pursuant to the terms of the Bank Note.

               (iii) In the event of the occurrence of an Event of Default, Borrower agrees to pay all costs of collection, including a reasonable attorney's fee, in addition to and at the time of the payment of such sum of money and/or the performance of such acts as may be required to cure such default. In the event legal action is commenced for the collection of any sums owing hereunder or under the terms of the Bank Note the undersigned agree that any judgment issued as a consequence of such action against Borrower shall bear interest at the Default Rate until fully paid.

          Section 2.10.  Net Payments.

               A. All payments under this Credit Agreement and the Bank Note shall be made without set-off, deduction or counterclaim and in such amounts as may be necessary in order that all such payments, after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by the United States or any Governmental Authority, other than any tax on or measured by the overall net income of the Lenders pursuant to the income tax laws of the United States or any State, or the jurisdiction where each Lender's principal office is located (collectively, the "Taxes"), shall not be less than the amounts otherwise specified to be paid under this Credit Agreement and the Bank Note. A certificate as to any additional amounts payable to the Lenders under this
     Section 2.10 submitted to the Borrower by the Lenders shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest error. Any amounts payable by the Borrower under this Section 2.10 with respect to past payments shall be due within twenty (20) Banking Business Days following receipt by the Borrower of such certificate from the Lenders; any such amounts payable with respect to future payments shall be due concurrently with such future payments. With respect to each deduction or withholding for or on account of any Taxes, the Borrower shall promptly furnish to the Lenders such certificates, receipts and other documents as may be required (in the reasonable judgment of the Lenders) to establish any tax credit to which the Lenders may be entitled. Without in any way affecting any of its rights under this Section 2.10, each Lender agrees that, upon its becoming aware that any of the present or future payments due it under this Credit Agreement would be subject to deduction for Taxes, it will notify the Borrower in writing and each Lender further agrees that it will use reasonable efforts not disadvantageous to it (in its sole determination) in order to avoid or minimize, as the case may be, the payment by the Borrower of any additional amounts for Taxes pursuant to this Section 2.10. Each Lender represents, to the best of its knowledge, that as of the Closing Date no such additional taxes or charges are being imposed by the United States or any Governmental Authority.

               B.   The foregoing obligation to pay such
     additional amounts shall not apply:

                    (i)  if the Lender is not a domestic
               banking organization and is not, on the Closing Date and on the date of any change in its principal office, either entitled to submit a Form 1001 (relating to the Lender and entitling it to a complete exemption from withholding on all interest to be received by it under this Credit Agreement and the Note in respect of the Bank Facility) or Form 4224 (relating to all interest to be received by the Lender under this Credit Agreement in respect of the Bank Facility) (and in that regard the Lender shall on such date deliver to the Borrower duplicate such Forms 1001 or 4224, as appropriate), or

                    (ii) to any Taxes imposed solely by
               reason of the failure by any Lender to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such Lender if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such Taxes.

     For the purposes of this Section 2.10B, (x) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (y) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim of the kind to which such Form relates).

               C. Within thirty (30) days after paying any amount to any Lender from which it is required by law to make any deduction or withholding, and within thirty days (30) after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrower shall deliver to such Lender evidence satisfactory to the Lender of such deduction, withholding or payment, as the case may be.

          Section 2.11.  Increased Costs.  If, with regard to
     any presently existing law, rule, regulation or reserve requirement, or if after the date hereof the adoption, or any change in, of any applicable law, rule or regulation (including without limitation Regulation D of the Board of Governors of the Federal Reserve System and any successor thereto), or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency:

               A. Shall subject any Lender to any tax, duty or other charge with respect to the Bank Facility, the Bank Note or such Lender's obligation to make any funding of the Bank Facility, or shall change the basis of taxation of payments to such Lender of the principal of, or interest on, the Bank Facility or any other amounts due under the Bank Note in respect of the Bank Facility or such Lender's obligation to fund the Bank Facility (except for changes in the rate of tax on the overall net income of such Lender imposed by the United States or any Governmental Authority pursuant to the income tax laws of the United States or any State, or the jurisdiction where each Lender's principal office is located); or

               B. With respect to the Bank Facility or the obligation of the Lenders to advance any Borrowing under the Bank Facility, shall impose, modify or deem applicable any reserve imposed by the Board of Governors of the Federal Reserve System, special deposit, capitalization, capital adequacy or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or

               C.   Shall impose on any Lender any other
     condition affecting the Bank Facility, the Bank Note or such Lender's obligation to advance any Borrowing under the Bank
     Facility;

     and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D or reserve requirements referred to above or a successor thereto, to impose a cost on) such Lender of making or maintaining the Bank Facility, or to reduce the rate of return on capital of the Lender or the amount of any sum received or receivable by such Lender under the Bank Note, then within ten (10) days after demand by such Lender (which demand shall be accompanied by a certificate setting forth the basis of such demand), the Borrower shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such increased cost (or in the case of Regulation D or reserve requirements or capital adequacy referred to above or a successor thereto, such costs which may be imposed upon such Lender) or such reduction of the rate of return on capital or of any sum received or receivable under the Bank Note. Each Lender agrees to use its reasonable efforts to minimize such increased or imposed costs or such reduction.

          Section 2.12.  Extension of Maturity Date.  The
     entire balance of the principal sum, together with the unpaid interest thereon accrued, shall be fully due and payable on the Maturity Date. Provided, however, on or before one hundred eighty (180) days prior to the Maturity Date, but in no event prior to three hundred sixty-five (365) days prior to the Maturity Date, or any extension thereof, Borrower through an Authorized Officer may request a one (1) year extension of the Maturity Date which may or may not be granted in the sole and absolute discretion of Lenders. Such extension, if granted by the Lenders must be agreed upon by all of the Lenders and evidenced by written approval of each Lender delivered to Borrower on or before forty-five (45) days following receipt of such request for extension by the Agent Bank. Each such extension shall be subject to the payment of an extension fee equal to one-eight of one percent (1/8 of 1%) of the Maximum Principal Balance as of the Maturity Date, and any extension thereof ("Maturity Extension Fee"). In the event of the extension of the Maturity Date, the amount of availability under the Bank Facility shall continue to be reduced as determined by Lenders at the time of such extension.

                              ARTICLE III

                              CONDITIONS PRECEDENT TO THE MERGER DATE
                   AND TO THE FUNDING OF BORROWINGS

          A.  Merger Conditions.  The occurrence of the Merger
     Date is subject to and contingent upon each of the following:

          Section 3.01.  The Circus Guaranty.  The Circus
     Guaranty shall be executed by a duly authorized officer of Circus and the original thereof delivered to Agent Bank.

          Section 3.02.  First Amendment to Bank Note.  The
     First Amendment to Bank Note shall be executed by an Authorized Officer of Borrower and the original thereof delivered to Agent Bank.

          Section 3.03.  Circus Corporate Resolution.  Agent
     Bank shall have received from Circus a Certificate of Corporate Resolution executed by the secretary of Circus and attested by its president, vice-president or treasurer authorizing Circus to enter into this Credit Agreement and the Circus Guaranty.

          Section 3.04. Designation of Authorized Officers. Agent Bank shall received from Borrower a designation by resolution of the Authorized Officers of Borrower who are authorized to give Notice of Borrowings, Continuation/Conversion notices and all other notices and certifications on behalf of Borrower.

          Section 3.05.  Bank Facility Loan Documents and
     Security Documents. Each of the Bank Facility Loan Documents and Security Documents shall be in full force and effect and enforceable in accordance with their respective terms.

          Section 3.06.  Payment of Amendment Fee.  Payment by
     Borrower of the Amendment Fee as provided in Section 2.08A.

          Section 3.07. Reimbursement for Expenses and Fees. Reimbursement to Agent Bank by Borrower for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with this Credit Agreement and the Merger, including, but not limited to the reasonable attorney's fees of Henderson & Nelson, and all other like expenses remaining unpaid as of the Merger Date.

          Section 3.08.  Releases, Terminations and
     Reconveyances by Agent Bank on behalf of Lenders. Agent Bank shall deliver to each applicable party the documents and instruments as set forth on the Schedule of Releases, Terminations and Reconveyances.

          Section 3.09.  No Injunction or Other Litigation.
     No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and no litigation shall be pending or threatened which in the reasonable judgment of the Agent Bank would or might, enjoin, prohibit, limit or restrain the execution and delivery of this Credit Agreement, the Circus Guaranty or the making or continuance of any Borrowing hereunder.

          Section 3.10. Additional Documents and Statements. Such additional documents, affidavits, certificates and opinions as Lenders may reasonably require to insure compliance with this Credit Agreement. The statements set forth in Section 3.12 shall be true and correct.

          B. Conditions Precedent to all Borrowings. The obligation of each Lender and Agent Bank to advance any Borrowing requested to be made or issued on any Funding Date is subject to the occurrence of each of the following conditions precedent as of such Funding Date:

          Section 3.11.  Notice of Borrowing.  With respect to
     any Borrowing, the Agent Bank shall have received in accordance with Section 2.03, on or before each Funding Date an original Notice of Borrowing duly executed by an Authorized Officer or facsimile copy thereof, to be promptly followed by an original.

          Section 3.12.  Certain Statements.  On each Funding
     Date and as of the Merger Date the following statements shall be true and correct:

               (i)    The representations and warranties
     contained in Article IV hereof and the other Bank Facility Loan Documents (other than representations and warranties which expressly speak only as of a different date) are true and correct on and as of the Funding Date and as of the Merger Date in all material respects as though made on and as of that date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by this Credit Agreement;

               (ii)   The representations and certifications
     contained in the Environmental Certificate are true and correct (other than representations and warranties which expressly speak only as of a different date);

               (iii)  No Material Adverse Effect to the
     financial condition of Borrower or any Guarantor or to the Collateral shall have occurred; and

               (iv)   No event has occurred or as a result of
     any Borrowings contemplated hereby would occur and is continuing, or would result from the making thereof, which constitutes an Event of Default hereunder or would constitute an Event of Default hereunder but for the requirement that notice be given or time elapsed, or both.

          Section 3.13. Gaming Permits. Guarantors shall have all Gaming Permits material to or required for the conduct of their respective gaming businesses and the conduct of games of chance at the Collateral Properties and such Gaming Permits shall not then be suspended, enjoined or prohibited (for any length of time) by any Nevada Gaming Authority or any other Governmental Authority.

                              ARTICLE IV

                              REPRESENTATIONS AND WARRANTIES

          To induce Lenders to enter into this Credit
     Agreement and to advance Borrowings under the Bank Facility hereunder, Borrower and Guarantors make the following representations and warranties as of the Merger Date, each of which shall be deemed to be continuing representations and warranties so long as any amount hereunder shall be available for Borrowing and until payment in full of the Bank Note:

          Section 4.01.  Organization; Power and Author-
     ization.

               A. Borrower is a corporation duly organized and validly existing under the laws of the State of Nevada. Borrower (i) is authorized to do business in the jurisdictions in which its respective ownership of property or conduct of business legally requires such authorization, (ii) has all requisite power, authority and legal right to execute and deliver any document, agreement or certificate to which it is a party or by which it is bound in connection with the Bank Facility to consummate the transactions and perform its respective obligations hereunder, and to own its respective properties and assets and to carry on and conduct its business as presently conducted or proposed to be conducted, and (iii) has taken all necessary action to authorize the execution, delivery and performance of this Credit Agreement and the other Bank Facility Loan Documents to which it is a party or by which it is bound and to consummate the transactions contemplated hereunder and thereunder.

               B.   Each Existing Guarantor is a general
     partnership duly organized and validly existing under the laws of the State of Nevada. Each Existing Guarantor (i) is authorized to do business in the jurisdictions in which its ownership of property or conduct of business legally requires such authorization, (ii) has all requisite power, authority and legal right to execute and deliver any document, agreement or certificate to which it is a party or by which it is bound in connection with the Bank Facility, to consummate the transactions and perform its obligations hereunder, and to own its respective Collateral Property and assets and to carry on and conduct its business as presently conducted or proposed to be conducted, and (iii) has taken all necessary action to authorize the execution, delivery and performance of this Credit Agreement, the Existing Guaranty, the Deeds of Trust and the other Bank Facility Loan Documents to which it is a party or by which it is bound and to consummate the transactions contemplated hereunder and thereunder. The Guarantors' Partnership Agreements, copies of which have been delivered to Lenders, are in full force and effect and have not been amended except in connection with the Merger as disclosed therein and no act has occurred which would cause the dissolution of any of the partnerships.

               C.   Each of MSE, LCI, GSI and DGI is a
     corporation duly organized and validly existing under the laws of the State of Nevada. Each of MSE, LCI, GSI and DGI (i) is authorized to do business in the State of Nevada, (ii) has all requisite power, authority and legal right to execute and deliver any document, agreement or certificate to which it is a party or by which it is bound in connection with the Bank Facility, to consummate the transactions and perform its obligations hereunder and thereunder, and to own its properties and assets and to carry on and conduct its business as presently conducted or proposed to be conducted, and
     (iii) has taken all necessary action to authorize the execution, delivery and performance of this Credit Agreement, the Existing Guaranty, the Deeds of Trust and the other Bank Facility Loan Documents to which it is a party or by which it is bound and to consummate the transactions contemplated hereunder and thereunder.

               D. The Nevada Joint Venture is in full force and effect and the Nevada Joint Venture Agreement has not been amended or modified except for the purpose of removing Lakeview and Pioneer as partners thereof and adding GSLV and NLI as partners thereof or as disclosed in writing to Lenders. The Nevada Joint Venture: (i) is a fair and equitable allocation and distribution of the proceeds of the Bank Facility, (ii) contains recourse and indemnity provisions between its members for a fair and equitable allocation of liabilities and contributions between them, and
     (iii) constitutes adequate consideration to each of the Existing Guarantors for the execution and delivery of the Existing Guaranty and the encumbrance of their respective Collateral Properties under the Bank Facility Loan Documents and as contemplated from time to time under the terms of this Credit Agreement.

               E. Circus is a corporation duly organized and validly existing under the laws of the State of Nevada and has all requisite power, authority and legal right to execute and deliver this Credit Agreement and the Circus Guaranty and to consummate the transaction and perform its obligations hereunder and thereunder and has taken all necessary action to authorize the execution, delivery and performance of this Credit Agreement and the Circus Guaranty.

          Section 4.02.  No Conflict With, Violation of or
     Default Under the Circus Credit Facilities. The execution and delivery of this Credit Agreement and the Circus Guaranty and the continued terms and provisions of the Bank Note, the Existing Guaranty, the Deeds of Trust and each other Bank Facility Loan Document do not conflict with or result in a breach or violation of the Circus Credit Facilities or any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which Borrower or any Guarantor is subject.

          Section 4.03.  Litigation.  Except as disclosed on
     the Litigation Certificate, Exhibit J attached hereto, to the best knowledge of Borrower and each of the Existing Guarantors, after due inquiry and investigation, there is no action, suit, proceeding, inquiry, hearing or investigation pending or threatened, in any court of law or in equity, or before any Governmental Authority, wherein an unfavorable determination, decision, decree, ruling or finding would (i) result in any material adverse change in the Collateral Properties or in their respective business, financial condition or operations, (ii) materially adversely affect the transactions contemplated by this Credit Agreement and the other Bank Facility Loan Documents and their respective ability to perform their obligations hereunder and thereunder, or (iii) materially adversely affect the validity or enforceability of this Credit Agreement and the other Bank Facility Loan Documents. To the best knowledge of Borrower and each of the Guarantors, after due inquiry and investigation, neither Borrower nor any of the Guarantors are in violation of or default with respect to any order, writ, injunction, decree or demand of any such court or Governmental Authority.

          Section 4.04. Agreements Legal, Binding, Valid and Enforceable. This Credit Agreement, the Bank Note, the Existing Guaranty, the Circus Guaranty, the Deeds of Trust and all other Bank Facility Loan Documents as executed and delivered by Borrower and/or Guarantors, as applicable, in connection with the Bank Facility will constitute and continue to constitute legal, valid and binding obligations of Borrower and Guarantors, as the case may be, enforceable against Borrower and Guarantor in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting the enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          Section 4.05.  Information and Financial Data
     Accurate; Financial Statements; No Material Adverse Change. All information and financial and other data previously furnished by Borrower and Guarantors to Lenders or Agent Bank on behalf of Lenders are true, correct and complete in all material respects as of the date thereof, and there has been no Material Adverse Effect with respect thereto to the Merger Date since the dates thereof.

          Section 4.06. Governmental Approvals. All timely consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any Governmental Authority which may be required in connection with the Merger and the valid execution and delivery of this Credit Agreement and the Circus Guaranty and the other Bank Facility Loan Documents by Borrower and Guarantors, as applicable, and the carry-out or performance of any of the transactions required or contemplated hereunder, or thereunder, by Borrower and/or Guarantors, have been obtained or accomplished or prior to the Merger Date will have been obtained or accomplished and are in full force and effect or will be in full force and effect as of the Merger Date. All timely consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any Governmental Authority which may be required by Borrower and Existing Guarantors, as applicable, in connection with the use and operation of the Collateral Properties have been obtained or accomplished and are in full force and effect.

          Section 4.07.  Payment of Taxes.  Borrower and each
     of the Guarantors have duly filed or caused to be filed all federal, state and local tax reports and returns which are required to be filed by them and have paid or made provisions for the payment of, all taxes, assessments, fees and other governmental charges which have or may have become due pursuant to said returns or otherwise pursuant to any assessment received by Borrower or any of the Guarantors, as the case may be, except such taxes, if any, as are being contested in good faith by Borrower or any of the Guarantors, as the case may be, by appropriate proceedings and for which Borrower or such Guarantor, as applicable, has maintained adequate reserves for the payment thereof.

          Section 4.08.  Title to Collateral Properties.
     Existing Guarantors shall have good and marketable title to the respective Collateral Properties and the JDN Real Property as of the Merger Date. All such properties and assets are not subject to any liens, encumbrances or restrictions except Permitted Encumbrances. All roads, easements and rights of way necessary for the full utilization of the Collateral Properties have been completed or obtained.

          Section 4.09.  No Untrue Statements.  All state-
     ments, representations and warranties made by Borrower and Guarantors in this Credit Agreement, any other Bank Facility Loan Document and any other agreement, document, certificate or instrument previously furnished or to be furnished by Borrower and/or Guarantors to Lenders under or in accordance with this Credit Agreement, (i) are and shall be true, correct and complete in all material respects, at the time they were made and on and as of the Merger Date, (ii) do not and shall not contain any untrue statement of a material fact, and (iii) do not and shall not omit to state a material fact necessary in order to make the information contained herein or therein not misleading or incomplete. Borrower and Guarantors understand that all such statements, representations and warranties shall be deemed to have been relied upon by Lenders as a material inducement to enter into this Credit Agreement.

          Section 4.10. Brokerage Commissions. No person is entitled to receive any brokerage commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Credit Agreement. No brokerage or other fee, commission or compensation is to be paid by Lenders with respect to the transactions contemplated hereby, and Borrower and Guarantors agree to indemnify Lenders against any such claims for brokerage fees or commissions and to pay all expenses including, without limitation, reasonable attorney's fees incurred by Lenders in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

          Section 4.11.  No Defaults.  Neither Borrower nor
     any of the Guarantors are in violation of or in default with respect to any applicable laws and/or regulations which materially and adversely affect the business, financial condition or operations of the Collateral Properties or of the Borrower or the Guarantors. Neither Borrower nor any of the Guarantors are in violation or default (nor is there any waiver in effect which, if not in effect, would result in a violation or default) in any material and adverse respect under any indenture, evidence of indebtedness, loan or financing agreement or other agreement or instrument of whatever nature to which it is party or by which it is bound (except for any defaults previously brought to Lenders' attention in writing, for which Borrower or such Guarantor has received a waiver from Lenders), a default under which might have consequences that would materially adversely affect the business, financial condition or operations of the Collateral Properties or of the Borrower or any of the Guarantors.

          Section 4.12. Availability of Utility Services and Facilities. All utility services and facilities necessary for the Collateral Properties, including, without limitation, electrical, water, gas and sewage services and facilities are or will be available at the boundaries of the Collateral Properties when needed and all utility services necessary for the operation of the Collateral Properties as the Nevada Operations are available at or within the boundaries of the Collateral Properties. The Nevada Landing Waste Water Service Agreement and Jean Development Waste Water Service Agreement are in full force and effect and provide for the treatment of all waste water and effluent discharged from the Nevada Landing Hotel/Casino Operation and the Jean Hotel/Casino Operation, respectively.

          Section 4.13.  Policies of Insurance.  Each of the
     copies of the Policies of Insurance relating to the Collateral Properties delivered to Lenders by Existing Guarantors (i) is a true, correct and complete copy of the respective original thereof as in effect on the date hereof, and no amendments or modifications of any of said documents or instruments not included in such copies have been made, and (ii) has not been terminated and is in full force and effect. No Existing Guarantor is in default in the observance or performance of its respective obligations under said documents and instruments, and each Existing Guarantor has done all things required to be done as of the date of this Credit Agreement to keep unimpaired its rights thereunder.

          Section 4.14.  Gaming Permits.  All Gaming Permits
     required to be held by Existing Guarantors are current and in good standing and Existing Guarantors presently hold all Gaming Permits necessary for the Nevada Operations.

          Section 4.15.  Environmental Certificate.  The
     representations and certifications contained in the Environmental Certificate are true and correct.

                               ARTICLE V

                              GENERAL COVENANTS

          To induce Lenders to enter into this Credit
     Agreement and to advance Borrowings under the Bank Facility hereunder, Borrower and each of the Guarantors covenant to Lenders as follows:

          A.   Affirmative Covenants.

          Section 5.01. FF&E. All FF&E that is purchased and installed in the Collateral Properties shall be purchased free and clear of any liens, encumbrances or claims, other than Permitted Encumbrances. If Existing Guarantors should sell, transfer, convey or otherwise dispose of any FF&E in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate during any Fiscal Year and not replace such FF&E with purchased items of equivalent value and utility or replace said FF&E with leased FF&E of equivalent value and utility, within the permissible leasing and purchase agreement limitation set forth herein within one hundred eighty (180) days, or in the event Existing Guarantors sell, transfer, convey or otherwise dispose of any FF&E during any period in which an Event of Default has occurred and is continuing, Borrower shall be required to immediately, permanently reduce the Maximum Principal Balance of the Bank Facility by the amount of the Capital Proceeds of the FF&E so disposed of, subject, however, to the right of Lenders to verify to their reasonable satisfaction the amount of said Capital Proceeds; in the event Lenders and Borrower do not agree as to the value of the FF&E disposed of and the amount of the Capital Proceeds, then Borrower, at its sole cost and expense, shall obtain a written appraisal from an appraiser reasonably satisfactory to Lenders, setting forth said values and amounts, and Lenders agree to accept the results of said appraisal. The Maximum Principal Balance shall immediately be reduced without duplication by the amount of such appraisal.

          Section 5.02.  Permits; Licenses and Legal
     Requirements. Each Existing Guarantor shall comply in all material respects with and keep in full force and effect, as and when required, all permits, licenses and approvals obtained from any Governmental Authorities which are required for the operation and use of the Collateral Properties as the Nevada Operations. Each Existing Guarantor shall comply in all material respects with all applicable material existing and future laws, rules, regulations, orders, ordinances and requirements of all Governmental Authorities, and with all recorded restrictions affecting the Collateral Properties.

          Section 5.03. Protection Against Lien Claims. Each Existing Guarantor shall promptly pay and discharge or cause to be paid and discharged all claims and liens for labor done and materials and services supplied and furnished in connection with the Collateral Properties in accordance with this Section 5.03. If any mechanic's lien or materialman's lien shall be recorded, filed or suffered to exist against the Collateral Properties or any interest therein by reason of work, labor, services or materials supplied, furnished or claimed to have been supplied and furnished in connection with the Collateral Properties, said lien or claim shall be paid, released and discharged of record within sixty (60) days after the filing or recording thereof, or Existing Guarantors shall have caused said mechanic's lien or materialman's lien to be released of record pursuant to the provisions set forth in the Nevada Revised Statutes 108.2413, et. seq., within one hundred twenty (120) days of the date of the recordation of the mechanic's lien or materialman's lien in the office of the County Recorder of Clark County, Nevada.

          Section 5.04.  Notice of Changes in Partnership
     Status. At all times throughout the term of the Bank Facility, Borrower shall give prior written notice to Agent Bank of any change in the partnership status of any Existing Guarantor. Borrower or Existing Guarantors, as applicable, will execute such documentation as may be reasonably required by Agent Bank for the purpose of preserving the interests of the Banks in the Collateral.

          Section 5.05.  No Change in Character of Business.
     At all times throughout the term of the Bank Facility (i) the Collateral Properties shall each be operated by the respective Existing Guarantor which currently operates such Collateral Property, and (ii) no Existing Guarantor shall effect a material change in the nature and character of its business at the Collateral Properties as presently conducted and as presently contemplated.

          Section 5.06.  Preservation and Maintenance of
     Properties and Assets.

               (a)  At all times throughout the term of the
     Bank Facility, (i) Borrower and each of the Existing Guarantors shall operate, maintain and preserve all rights, privileges, franchises, licenses, gaming licenses and other properties and assets necessary to conduct its business, in accordance with all applicable governmental laws, ordinances, approvals, rules and regulations and requirements, including, but not limited to, zoning, sanitary, pollution, building, environmental and safety laws and ordinances, rules and regulations promulgated thereunder, and (ii) Borrower and Existing Guarantors shall not consolidate with, remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of to any Person, any part of its properties and assets necessary for the continuance of its business, as presently conducted and as presently contemplated, other than in the normal course of business or as otherwise permitted pursuant to this Credit Agreement.

               (b) In the event Borrower, any Guarantor, or any Affiliate and/or Subsidiary thereof, shall acquire any other real property or rights to the use of real property which is directly used in any material manner in connection with the Collateral Properties, or any of them, Borrower and Guarantors shall concurrently with the acquisition of such real property or the rights to the use of such real property, execute or cause the execution of such documents as may be necessary to add such real property or rights to the use of real property as Collateral under the Bank Facility.

          Section 5.07.  Repair of Properties and Assets.  At
     all times throughout the term of the Bank Facility, Existing Guarantors shall, at their own cost and expense, (i) maintain, preserve and keep in a manner consistent with hotel and gaming casino operating practices applicable to a hotel/casino operation operating in the Clark County, Nevada area, their assets and properties, including, but not limited to, the Collateral Properties and all FF&E owned or leased by Existing Guarantors in good and substantial repair, working order and condition, ordinary wear and tear excepted, (ii) from time to time, make or cause to be made, all necessary and proper repairs, replacements, renewals, improvements and betterments thereto, and (iii) from time to time, make such substitutions, additions, modifications and improvements as may be necessary and as shall not impair the structural integrity, operating efficiency and economic value of said assets and properties. All alterations, replacements, renewals, or additions made pursuant to this Section 5.07 shall become and constitute a part of said assets and property and subject, inter alia, to the provisions of Section 5.01 and subject to the lien of the Security Documents.

          Section 5.08.  Circus Information and Reporting
     Requirements.

               (i)  At all times throughout the term of the
     Bank Facility, Circus shall deliver to Agent Bank, at Circus' sole expense, with sufficient copies for distribution to each of the Lenders, each information and reporting requirement at the times and in the manner as set forth in Article VII of the Circus Reducing Revolving Loan Agreement entitled "Information and Reporting Requirements" (herein collectively referred to as the "Reporting Requirements") a copy of which as in existence on the Merger Date are marked "Exhibit K", affixed hereto and by this reference incorporated herein and made a part hereof, together with incorporation by this reference of such additional defined terms and other provisions of the Circus Reducing Revolving Loan Agreement as may be necessary for definitive meaning and interpretation of such Reporting Requirements.

               (ii) Throughout the term of the Bank Facility, Borrower and Guarantors shall furnish to Lenders any financial information or other information bearing on the financial status of the Borrower, Guarantors, the Collateral or the Bank Facility which is reasonably requested by any Lender.

          Section 5.09. Insurance. Existing Guarantors shall obtain, or cause to be obtained, and shall maintain or cause to be maintained, at all times throughout the term of the Bank Facility with respect to the Collateral Properties and the Hotel/Casino Operations, at their own cost and expense, and shall have deposited with Agent Bank prior to the Merger Date:

               (i)  Comprehensive general public liability
     insurance in an amount reasonable and customary in the hotel/casino industry and acceptable to Agent Bank;

               (ii)  Worker's compensation insurance and
     employer's liability insurance in such amounts as may be required by statute;

               (iii)  Flood insurance if the property is
     located in an area designated by the Secretary of Housing and Urban Development as a special flood hazard area, and then in the maximum insurable amount;

               (iv)  Business interruption insurance in
     amounts sufficient to pay operating expenses, lost rental income and debt service for a period of up to six (6) months;

               (v)  Casualty insurance against loss by fire
     and other risks of physical loss or damage to the Collateral
     Properties in amounts not less than the full replacement cost of all improvements, plus the cost of debris removal;

               (vi) Any other insurance reasonably requested by Agent Bank in such amounts and covering such risks as may be reasonably required; and

               (vii) All policies of insurance required to be maintained by Guarantors shall be issued by companies satisfactory to Agent Bank and shall have coverages and endorsements and be written for such amount as Agent Bank may reasonably require. All policies of insurance on the Collateral Properties required to be maintained by Guarantors must name Agent Bank as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance), must insure the interest of Agent Bank in the property as mortgagee and must provide that no cancellation or modification of the policies will be made without thirty (30) days' prior written notice to Agent Bank.

          Section 5.10.  Taxes.  Throughout the term of the
     Bank Facility, Borrower and each of the Existing Guarantors shall prepare and timely file or cause to be prepared and timely filed all federal, state and local tax returns required to be filed by it, and Borrower and each of the Existing Guarantors shall promptly pay and discharge all taxes, assessments and other governmental charges or levies imposed upon it, or in respect of any of its properties and assets except such taxes, if any, as are being contested in good faith by any Borrower or any Existing Guarantor as provided in
     Section 4.07 herein.

          Section 5.11.  Permitted Encumbrances Only.  At all
     times throughout the term of the Bank Facility, neither Borrower nor any Existing Guarantor shall create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, encumbrance, attachment, levy, distraint, or other judicial process and burdens of every kind and nature except the Permitted Encumbrances on or with respect to the Collateral Properties and the JDN Real Property, except (a) with respect to matters described in Sections 5.03 and 5.10 such items as are being contested in the manner described therein, and (b) with respect to any other items, if any, as are being contested in good faith by appropriate proceedings and for which such Borrower and Existing Guarantors have maintained adequate reserves for the payment thereof.

          Section 5.12.  Advances.  At any time during the
     term of the Bank Facility, if Borrower or Existing Guarantors should fail (i) to perform or observe, or (ii) to cause to be performed or observed, any covenant or obligation of Borrower or Existing Guarantors under this Credit Agreement or any of the other Bank Facility Loan Documents, then Agent Bank, upon the giving of reasonable notice, may (but shall be under no obligation to) take such steps as are necessary to remedy any such non-performance or non-observance and provide for payment thereof. All amounts advanced by Agent Bank pursuant to this
     Section 5.12 shall become an additional joint and several obligation of Borrower and Guarantors to Lenders secured by the Deeds of Trust and other Bank Facility Loan Documents, shall reduce the amount of Available Borrowings and shall become due and payable by Borrower on the next interest payment date, together with interest thereon at a rate per annum equal to the Default Rate (such interest to be calculated from the date of such advancement to the date of payment thereof by Borrower).

          Section 5.13. Further Assurances. Borrower and Guarantors will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such amendments or supplements hereto or to any of the Bank Facility Loan Documents and such further documents, instruments and transfers as the Lenders or Agent Bank may reasonably require for the curing of any defect in the execution or acknowledgement hereof or in any of the Bank Facility Loan Documents, or in the description of the Collateral Properties or other Collateral or for the proper evidencing of giving notice of each lien or security interest securing repayment of the Bank Facility. Further, upon the execution and delivery of the Deeds of Trust and each of the Bank Facility Loan Documents and thereafter, from time to time, Borrower and Existing Guarantors shall cause the Deeds of Trust and each of the Bank Facility Loan Documents and each amendment and supplement thereto to be filed, registered and recorded and to be refiled, re-registered and re-recorded in such manner and in such places as may be required by the Lenders or Agent Bank, in order to publish notice of and fully protect the liens of the Deeds of Trust and the Bank Facility Loan Documents and to protect or continue to perfect the security interests created by the Deeds of Trust and Bank Facility Loan Documents in the Collateral Properties and Collateral and to perform or cause to be performed from time to time any other actions required by law and execute or cause to be executed any and all instruments of further assurance that may be necessary for such publication, perfection, continuation and protection.

          Section 5.14.  Indemnification.  Borrower and each
     of the Guarantors agree to and do hereby jointly and severally indemnify, protect, defend and save harmless Agent Bank and each of the Lenders and their respective trustees, officers, employees, agents, attorneys and shareholders (individually an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any suits, claims, or demand, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Credit Agreement and the transactions contemplated herein; provided, however, Borrower and Guarantors shall not be obligated to indemnify, protect, defend and save harmless an Indemnified Party if the loss, damage, expense or liability was caused by (i) the gross negligence or intentional misconduct of such Indemnified Party, or (ii) the breach of this Credit Agreement by such Indemnified Party. In case any action shall be brought against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Borrower and Guarantors, Agent Bank shall promptly notify Borrower and each of the Guarantors in writing, and Borrower and Guarantors shall assume the defense thereof, including the employment of counsel selected by Borrower and Guarantors and reasonably satisfactory to Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by Indemnified Party that a conflict of interest would otherwise exist, the applicable Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof. Borrower and Guarantors shall not be liable for any settlement of any such action effected without its consent, but if settled with Borrower's and Guarantors' consent, or if there be a final judgment for the claimant in any such action, Borrower and each of the Guarantors agree to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. The provisions of this Section 5.14 shall survive the termination of this Credit Agreement and the repayment of the Bank Facility.

          Section 5.15.  Inspection of the Collateral
     Properties. At all times during the term of the Bank Facility, Existing Guarantors shall provide or cause to be provided to Lenders and any authorized representatives of Lenders, accompanied by representatives of Existing Guarantors, the reasonable right of entry and free access to the Collateral Properties to inspect same on reasonable prior notice to Existing Guarantors.

          Section 5.16.  Compliance With Other Loan Documents.
     Borrower and each of the Guarantors shall comply with each and every term, condition and agreement contained in the Bank
     Facility Loan Documents.

          Section 5.17.  Suits or Actions Affecting Borrower
     and/or Guarantors. Throughout the term of the Bank Facility, Borrower and each of the Guarantors shall promptly advise Agent Bank in writing within ten (10) days of Borrower's and/or Guarantors' knowledge thereof of (i) any claims, litigation, proceedings or disputes (whether or not purportedly on behalf of Borrower and/or Guarantors) against, or to the actual knowledge of any Borrower and/or Guarantors threatened or affecting Borrower or any Guarantor which involve sums in excess of Ten Million Dollars ($10,000,000.00) in excess of insurance coverage not subject to a reservation of rights or which, if adversely determined, would have a Material Adverse Effect on the Collateral Properties or the business, operations or financial conditions of Circus and its Subsidiaries taken as a whole, (ii) any material labor controversy resulting in or threatening to result in a strike against the Collateral Properties, or (iii) any proposal by any Governmental Authority to acquire any of the material assets or business of Borrower or any Guarantor.

          Section 5.18.  Account Analysis of Operating
     Accounts. All operating and payroll accounts maintained by Borrower and/or Existing Guarantors at a branch of the Agent Bank during the term of the Bank Facility shall be maintained on at least a break-even basis, in accordance with monthly analysis reports.

          Section 5.19. Notice to State Gaming Control Board. Borrower and each of the Guarantors shall make all required reports and disclosures to the Nevada State Gaming Control Board, including, but not limited to, reporting this Bank Facility transaction within the time period required by Regulation 8.130(2) of the Regulations of Nevada Gaming Commission and State Gaming Control Board.

          Section 5.20.  Tradenames, Trademarks and
     Servicemarks. Borrower and Existing Guarantors shall not assign or in any other manner alienate their interest in any tradenames, trademarks or servicemarks relating or pertaining to the Collateral Properties or the Nevada Operations during the term of the Bank Facility.

          Section 5.21.  Notice of Hazardous Materials.
     Within ten (10) days after an executive officer of Borrower or any Existing Guarantor obtaining actual knowledge thereof, Borrower and Existing Guarantors shall immediately advise Agent Bank in writing of (i) any and all enforcement, clean-up, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials (as defined in the Environmental Certificate) affecting the Collateral Properties ("Hazardous Materials Laws"); (ii) all claims made or threatened by any third party against Borrower or any Existing Guarantor or the Collateral Properties relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i) and (ii) above are hereinafter referred to as "Hazardous Materials Claims"); and (iii) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Collateral Properties that could cause the Borrower or any Existing Guarantor or any part thereof to be classified as a "border-zone property" under the provisions of, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Collateral Properties under, any Hazardous Materials Laws.

          Section 5.22.  Waste Water Service Agreement.
     Nevada Landing shall not amend, modify or terminate the Nevada Landing Waste Water Service Agreement without the prior written approval of Agent Bank, which approval shall not be unreasonably withheld so long as such amendment, modification or termination does not have a material adverse effect on the Nevada Landing Hotel/Casino Operation. Jean Development shall not amend, modify or terminate the Jean Development Waste Water Service Agreement without the prior written approval of Agent Bank, which approval shall not be unreasonably withheld so long as such amendment, modification or termination does not have a material adverse effect on the Jean Hotel/Casino Operation.

          Section 5.23. Consent to Releases, Terminations and Reconveyances. Borrower, Existing Guarantors and Circus agree and do hereby evidence their respective consent to and do hereby waive any and all defenses which might or could arise or be asserted by them, or any of them, by reason of or relating to: (i) the release of Lakeview and Pioneer from all liabilities and obligations under the Existing Guaranty and Environmental Certificate as of the Merger Date, (ii) the release and termination of all security interests in the Lakeview Collateral, as defined in the Existing Credit Agreement, evidenced by the Lakeview Security Documents, as defined in the Existing Credit Agreement, as of the Merger Date, and (iii) each and every release, termination, reconveyance and other items, documents and actions to be taken by Agent Bank in connection with the occurrence of the Merger Date as set forth on the Schedule of Releases, Terminations and Reconveyances.

                              ARTICLE VI

                          NEGATIVE COVENANTS

          Section 6.01.  Incorporation of Negative Covenants.
     Until payment in full of all sums owing hereunder and under the Bank Note and the obligation to advance Borrowings hereunder has terminated, Circus shall not and shall not permit any of its Restricted Subsidiaries (as defined in the Circus Reducing Revolving Loan Agreement) to, unless first approved by Lenders in accordance with the voting percentages as required in the Agency Agreement, to pay, make, permit or do any of the acts set forth in Article VI of the Circus Reducing Revolving Loan Agreement entitled "Negative Covenants" (herein collectively referred to as the "Negative Covenants") a copy of which as in existence on the Merger Date is marked "Exhibit L", affixed hereto and by this reference incorporated herein and made a part hereof, together with incorporation by this reference of such additional defined terms and other provisions of the Circus Reducing Revolving Loan Agreement as may be necessary for definitive meaning and interpretation of such Negative Covenants.

                              ARTICLE VII

                              EVENTS OF DEFAULT

          Section 7.01.  Events of Default.  Any of the
     following events and the passage of any applicable notice and cure periods shall constitute an Event of Default hereunder:

               (i)  Any representation or warranty made by
     Borrower or any Guarantor pursuant to or in connection with this Credit Agreement, the Bank Note, the Existing Guaranty, the Circus Guaranty, the Environmental Certificate, or any other Bank Facility Loan Document or in any report, certificate, financial statement or other writing furnished by Borrower or any Guarantor in connection herewith, shall prove to be false, incorrect or misleading in any materially adverse aspect as of the date when made or as certified in any Notice of Borrowing.

               (ii) Borrower shall have defaulted in the payment of any principal or interest on the Bank Note when due, and such default continues for a period of more than five
     (5) days;

               (iii) Borrower shall have defaulted under the terms of any other obligation owing Agent Bank and/or Lenders, or any of them, including, without limitation, any default of Borrower under any Interest Rate Hedge, which default continues beyond any applicable grace period therein contained;

               (iv) Borrower shall have defaulted in the payment of any late charge, fees, expenses, indemnities or any other amount owing under any Bank Facility Loan Document for a period of five (5) days after notice thereof to Borrower from Agent Bank;

               (v) Circus shall fail to comply with the provisions of any Reporting Requirement or Negative Covenant beyond any applicable grace or cure period; Borrower or any Guarantor shall fail duly and punctually to perform or comply with any other term, covenant, condition or promise contained in this Credit Agreement, the Bank Note, the Existing Guaranty, the Circus Guaranty, the Deeds of Trust or any other Bank Facility Loan Document and in each such case, such failure shall continue for the lesser of thirty (30) days after Borrower or any Guarantor first become aware of the existence of such failure or ten (10) days after written notice thereof is delivered to Borrower and Guarantors by Agent Bank or any Lender of such failure;

               (vi) Borrower or any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, for any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official in any involuntary case or other proceeding against it;

               (vii) An involuntary case or other proceeding shall be commenced against Borrower or any Guarantor seeking liquidation, reorganization or other relief with respect to itself or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, for any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of one hundred twenty (120) days;

               (viii) Borrower or any Guarantor makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due;

               (ix) Borrower or any Guarantor shall fail to pay when due in accordance with its terms and provisions any other Indebtedness of Borrower or such Guarantor in excess of Ten Million Dollars ($10,000,000.00) or which failure materially impairs the security interests of Lenders and continues beyond the period of grace, if any, therefor;

               (x)  The occurrence of any Event of Default
     under the Circus Reducing Revolving Loan Agreement or of an event of default or an event which with the lapse of time or notice or both would become an event of default under or in respect of any agreement covering Indebtedness in excess of Ten Million Dollars ($10,000,000.00) by which Borrower or any Guarantor are bound or which causes or permits acceleration of any Indebtedness of Borrower or any Guarantor in excess of Ten Million Dollars ($10,000,000.00);

               (xi) Default, revocation, termination or repudiation of any of Circus's promises, obligations or covenants under the Circus Guaranty;

               (xii) Any Existing Guarantor shall be
     voluntarily or involuntarily divested of title or possession of its respective Collateral Property or shall lease or in any other manner, voluntarily or involuntarily alienate any of its interest in its respective Collateral Property or Nevada Operations, other than the Permitted Encumbrances;

               (xiii) Default, revocation, termination or repudiation of any of Existing Guarantors' promises, obligations or covenants under the Existing Guaranty;

               (xiv)  (a) The loss or suspension, other than
     on account of forces majeure, of any Existing Guarantors' nonrestricted Gaming Permits or (b) the failure of any Existing Guarantors to maintain gaming activities in the Collateral Properties other than on account of forces majeure at least to the same general extent as is presently conducted thereon, which failure to maintain such gaming activities continues for a period in excess of thirty (30) consecutive days; or

               (xv) Any order, judgment or decree shall be entered against Borrower or any Guarantor decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of thirty (30) days, or Borrower or any Guarantor shall otherwise dissolve or cease to exist.

          Section 7.02.  Default Remedies.  Upon the
     occurrence of any Event of Default, Lenders may, at their option, declare the unpaid balance of the Bank Note, together with the interest thereon, to be fully due and payable, and may, at their option, exercise any or all of the following remedies:

               (i)   The Lenders may terminate their
     obligation to make any advances for Borrowings and may declare all outstanding unpaid Indebtedness hereunder and under the Bank Note and other Bank Facility Loan Documents together with all accrued interest thereon immediately due and payable without presentation, demand, protest or notice of any kind. This remedy will be deemed to have been automatically exercised on the occurrence of any event set out in Sections 7.01(vi), (vii) or (viii).

               (ii) Any and all remedies available to Lenders under the Bank Facility Loan Documents, including, without limitation rights of set-off against Borrower and/or
     Guarantors.

               (iii) Lenders may enter upon and take
     possession of any Collateral Properties on which they hold as security for the Existing Guaranty.

               (iv) Lenders may employ watchmen at Borrower's and Existing Guarantors' expense to protect the Collateral
     Properties from depredation or injury.

               (v)   Any other remedies available to Lenders
     at law or in equity, including requesting the appointment of a receiver to perform any acts required of Borrower and Existing Guarantors under this Credit Agreement, and Borrower and Existing Guarantors hereby specifically consent to any such request by Lenders.

               For the purpose of carrying out this section and exercising these rights, powers and privileges, Borrower and Existing Guarantors hereby irrevocably constitute and appoint Agent Bank as their true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in this paragraph in the name and on behalf of Borrower. Agent Bank on behalf of Lenders may exercise one or more of Lenders' remedies simultaneously and all its remedies are nonexclusive and cumulative. Lenders shall not be required to pursue or exhaust any Collateral or remedy before pursuing any other Collateral or remedy. Lenders' failure to exercise any remedy for a particular default shall not be deemed a waiver of (a) such remedy, nor their rights to exercise any other remedy for that default, nor (b) their right to exercise that remedy for any subsequent default.

          Section 7.03.  Application of Proceeds.  All
     payments and proceeds received and all amounts held or realized from the sale or other disposition of the Collateral shall be applied in the following order of priority:

               (i) First, to the payment of all fees, costs and expenses (including reasonable attorney's fees and expenses) incurred by Agent Bank and its agents or representatives in connection with the realization upon any of the Collateral;

               (ii) Next, to the payment in full of any other amounts due under this Credit Agreement, the Deeds of Trust, any applicable Collateral Document Package or any other Bank
     Facility Loan Documents (other than the Bank Note);

               (iii) Next, to the balance of interest
     remaining unpaid on the Bank Note;

               (iv) Next, to the balance of principal
     remaining unpaid on the Bank Note;

               (v) Next, the balance, if any, of such payments or proceeds to whomever may be legally entitled thereto.

          Section 7.04.  Notices.  In order to entitle Agent
     Bank and/or Lenders to exercise any remedy available hereunder, it shall not be necessary for Agent Bank and/or
     Lenders to give any notice, other than such notice as may be required expressly herein.

          Section 7.05.  Agreement to Pay Attorney's Fees,
     Costs and Expenses. Upon the occurrence of an Event of Default, as a result of which Agent Bank and/or Lenders shall require and employ attorneys or incur other costs and expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of Borrower and/or Guarantors contained herein, Borrower and Guarantors shall, on demand, pay to Agent Bank and Lenders the reasonable fee of such attorneys (including the allocated costs of services of in-house counsel) and such other costs and expenses so incurred by Agent Bank and Lenders.

          Section 7.06. No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Credit Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

          Section 7.07.  Licensing of Agent Bank and Lenders.
     If Borrower and/or Guarantors shall be in default hereunder or under any of the Bank Facility Loan Documents and it shall become necessary, or in the opinion of Agent Bank and Lenders advisable, for an agent, receiver or other representative of Agent Bank and Lenders to become licensed under the provisions of the laws of the State of Nevada, or rules and regulations adopted pursuant thereto, as a condition to receiving the benefit of any Collateral Property encumbered by the Deeds of Trust or other Bank Facility Loan Documents for the benefit of Lenders or otherwise to enforce their rights hereunder, Borrower and each of the Existing Guarantors do hereby give their consent to the granting of such license or licenses and agree to execute such further documents as may be required in connection with the evidencing of such consent.

          Section 7.08.  Exercise of Rights Subject to
     Applicable Law. All rights, remedies and powers provided by this Article VII may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the laws of any Governmental Authority and all of the provisions of this Article VII are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Credit Agreement invalid, unenforceable or not entitled to be recorded or filed under the provisions of any applicable law.

          Section 7.09.  Discontinuance of Proceedings.  In
     case Agent Bank and/or Lenders shall have proceeded to enforce any right, power or remedy under this Credit Agreement, the Bank Note, the Existing Guaranty, the Circus Guaranty, the Deeds of Trust or any other Bank Facility Loan Document by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lenders, then and in every such case Borrower, Guarantors, Agent Bank and Lenders shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Agent Bank and Lenders shall continue as if such proceedings had not been taken, subject to any binding rule by the applicable court or other tribunal in any such proceeding.

                              ARTICLE VIII

                              DAMAGE, DESTRUCTION AND CONDEMNATION

          Section 8.01. No Abatement of Payments. If all or any part of the Collateral Properties shall be materially damaged or destroyed, or if title to or the temporary use of the whole or any part of any of the Collateral Properties shall be taken or condemned by a competent authority for any public use or purpose, there shall be no abatement or reduction in the amounts payable by Borrower and/or Guarantors hereunder or under the Bank Note, or under the Guaranties, and Borrower and Guarantors shall continue to be obligated to make such payments.

          Section 8.02. Distribution of Capital Proceeds Upon Occurrence of Fire, Casualty, or Condemnation. All monies received from fire, earthquake, flood and hazard extended insurance policies covering any of the Collateral Properties or from condemnation or similar actions in regard to said Collateral Properties, shall be paid directly to Agent Bank. In the event an Event of Default shall have occurred hereunder and is continuing, the amount of such monies shall be applied by Agent Bank to reduce the Maximum Principal Balance. In the event the amount paid to Lenders is equal to or less than Three Million Dollars ($3,000,000.00) such amount shall be paid directly to Guarantors unless an Event of Default shall have occurred and then be continuing, for the purpose of repairing or replacing the property destroyed or condemned or to reimburse Guarantors for the costs of such repair or replacement incurred prior to the date of such release. In the event the amount paid to Lenders is greater than Three Million Dollars ($3,000,000.00), the entire amount so collected shall, unless an Event of Default has occurred hereunder and is then continuing, be released to Guarantors for repair or replacement of the property destroyed or condemned or to reimburse Guarantors for the costs of such repair or replacement incurred prior to the date of such release in accordance with the following terms and conditions:

               (a) The repairs, replacements and rebuilding shall be made in accordance with plans and specifications approved by Lenders and in accordance with all applicable laws, ordinances, rules, regulations and requirements of Governmental Authorities;

               (b)   Guarantors shall provide Lenders with a
     detailed estimate of the costs of such repairs or restora-tions;

               (c) Guarantors satisfy the Lenders that after the reconstruction is completed, the value of the Collateral Properties, as determined by the Lenders in their reasonable discretion, will not be less than the appraised value of the Collateral Properties as determined by the Lenders pursuant to this Credit Agreement;

               (d) In the Lenders' sole reasonable opinion, any undisbursed portion of the Bank Facility contemplated hereunder, after deposit of such proceeds, is sufficient to pay all costs of reconstruction of the Nevada Operation or other Collateral Property damaged, destroyed or condemned; or if the undisbursed portion of such Bank Facility is not sufficient, Guarantors shall deposit additional funds with the Agent Bank, sufficient to pay such additional costs of reconstructing the Collateral Property;

               (e) Guarantors have delivered to the Lenders a construction contract for the work of reconstruction in form and content acceptable to the Lenders with a contractor acceptable to the Lenders;

               (f)   The Lenders in their reasonable
     discretion have determined that after the work of reconstruction is completed, the Nevada Operation damaged, destroyed or condemned will produce income sufficient to pay all costs of operations and maintenance of the applicable Collateral Property with a reasonable reserve for repairs, and service all debts secured by the applicable Collateral Property;

               (g)  No Default or Event of Default has
     occurred and is continuing hereunder;

               (h) Borrower has deposited with the Agent Bank that amount reasonably determined by the Lenders (taking into consideration the amount of Borrowings available and the amount of proceeds, if any, of insurance policies covering loss or rental income in connection with the Nevada Operation damaged, destroyed or condemned accruing and immediately forthcoming to the Agent Bank) to be sufficient to service the Indebtedness secured hereby during the period of reconstruction, as reasonably estimated by the Lenders;

               (i)   Before commencing any such work,
     Guarantors shall, at their own cost and expense, furnish
     Lenders with appropriate endorsements, if needed, to the fire insurance policy which Guarantors are then presently maintaining, to cover all of the risks during the course of such work;

               (j)   Such work shall be commenced by
     Guarantors within one hundred twenty (120) days after (i) settlement shall have been made with the insurance companies, and (ii) all the necessary governmental approvals shall have been obtained, and such work shall be completed within a reasonable time, free and clear of all liens and encumbrances so as not to interfere with the lien of the Deeds of Trust;

               (k)   Disbursements of such insurance or
     condemnation proceeds shall be made in the customary manner used by Agent Bank for the disbursement of construction loans; and

               (l)   That in the event the insurance or
     condemnation proceeds are inadequate to repair or replace the property destroyed or condemned and Lenders elect to, or are required to release all or a portion of the funds collected for such repair or replacement, Guarantors agree to deposit with Lenders sufficient funds to cover the difference between the costs of repair or replacement and the funds released by Lenders to Guarantors for such repair or replacement of the property destroyed.

                              ARTICLE IX

                          GENERAL CONDITIONS

          The following conditions shall be applicable throughout the terms of this Credit Agreement:

          Section 9.01. Failure to Exercise Rights. Nothing herein contained shall impose upon Banks, Borrower or Guarantors any obligation to enforce any terms, covenants or conditions contained herein. Failure of Banks, Borrower or Guarantors, in any one or more instances, to insist upon strict performance by Banks, Borrower or Guarantors of any terms, covenants or conditions of this Credit Agreement, or the other Bank Facility Loan Documents, shall not be considered or taken as a waiver or relinquishment by Banks, Borrower or Guarantors of their right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance by Banks, Borrower or Guarantors with all the terms, covenants and conditions of this Credit Agreement, and the other Bank Facility Loan Documents. The consent of Banks, Borrower or Guarantors to any act or omission by Banks, Borrower or Guarantors shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for Banks', Borrower's or Guarantors' consent to be obtained in any future or other instance.

          Section 9.02.  Successors and Assigns.  All of the
     terms, covenants, warranties and conditions contained in this Credit Agreement shall be binding upon and inure to the sole and exclusive benefit of, the parties hereto and their respective successors and assigns.

          Section 9.03.  Notices.  Each Notice of Borrowings
     and Continuation/Conversion Notice shall only be effective upon actual receipt by Agent Bank. Unless otherwise indicated differently, all notices, payments, requests, reports, information or demand which any party hereto may desire or may be required to give to any other party hereunder, shall be in writing and shall be personally delivered or sent by telegram, telex, telecopies or first-class certified or registered United States mail, postage prepaid, return receipt requested, and sent to the party at its address appearing below or such other address as any party shall hereafter inform the other party hereto by written notice given as aforesaid:

          If to Borrower:     Goldstrike Finance Company
                              1 Main Street
                              Jean, Nevada 89019

                              Attn:  David R. Belding

          If to Guarantors:   c/o Circus Circus
                              Enterprises, Inc.
                              2880 Las Vegas Boulevard South
                              Las Vegas, Nevada  89109

                              Attn:  Chief Financial Officers

          If to Lenders:      c/o First Interstate Bank
                              of Nevada, N.A., Agent Bank
                              Gaming Division
                              3800 Howard Hughes Parkway
                              Las Vegas, Nevada  89109

                              Attn:  Brad Peterson, V.P.

          With copy to:       Timothy J. Henderson
                              Henderson & Nelson
                              164-B Hubbard Way
                              Reno, Nevada  89523

     All notices, payments, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the fifth (5th) day following the date of mailing, whichever occurs first, except that any notice of change of address shall be effective only upon receipt by the party to whom said notice is addressed.

          Section 9.04. Modification In Writing. This Credit Agreement, together with the Bank Facility Loan Documents, is the entire agreement between the parties and supersedes all prior agreements whether written or oral with respect to the subject matter hereof, including, but not limited to, the Commitment Letter and any term sheets furnished by Lenders to Borrower and/or Guarantors. Neither this Credit Agreement, the Bank Facility Loan Documents nor any provision therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Borrower, Guarantors and Lenders.

          Section 9.05. Incorporation of Terms. Borrower and Guarantors agree that the Bank Note shall be made subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in this Credit Agreement to the same extent and effect as if fully set forth in and made a part of the Bank Note, and Borrower, Guarantors and Lenders agree that this Credit Agreement is made subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in the Bank Note to the same extent and effect as if fully set forth herein and made a part of this Credit Agreement, until this Credit Agreement is terminated by the repayment to Lenders of all principal, interest and other sums and expenses due and owing on the Bank Note. Notwithstanding any of the foregoing, if any provisions in this Credit Agreement or the Bank Facility Loan Documents are inconsistent with the Bank Note or the provisions of the other Bank Facility Loan Documents, this Credit Agreement shall control. Further, if any provisions of the Commitment Letter are inconsistent with this Credit Agreement or any other Bank Facility Loan Documents, this Credit Agreement, or where applicable, such other Bank Facility Loan Documents, shall control.

          Section 9.06.  Other Agreements.  If the terms of
     any documents, certificates or agreements delivered in connection with this Credit Agreement, are inconsistent or conflict with the terms of the Bank Facility Loan Documents, Borrower and Guarantors shall use their best efforts to amend such document, certificate or agreement to the satisfaction of the Lenders to remove such inconsistency.

          Section 9.07. Counterparts. This Credit Agreement may be executed by the parties hereto in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute but one and the same documents.

          Section 9.08.  Rights, Power and Remedies are
     Cumulative. None of the rights, powers and remedies conferred upon or reserved to Banks, Borrower or Guarantors in this Credit Agreement are intended to be exclusive of any other available right, power or remedy, but each and every such right, power and remedy shall be cumulative and not alternative, and shall be in addition to every right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute. Any forbearance, delay or omission by Banks, Borrower or Guarantors in the exercise of any right, power or remedy shall not impair any such right, power or remedy or be considered or taken as a waiver or relinquishment of the right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, any of said rights, power and remedies given to Banks, Borrower or Guarantors herein. The exercise of any right or partial exercise thereof by Banks, Borrower or Guarantors shall not preclude the further exercise thereof, and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Banks, Borrower and/or Guarantors, as the case may be.

          Section 9.09.  Continuing Representations.  All
     agreements, representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Bank Facility hereunder and the execution and delivery of the Bank Note.

          Section 9.10.  Assignment of Bank Facility Loan
     Documents by Borrower and Guarantors. Borrower and Guarantors may not assign any of their right, title or interest in this Credit Agreement, Bank Facility Loan Documents and the Bank Facility, nor may Borrower and Guarantors delegate any of their obligations and duties under the Bank Facility Loan Documents and the Bank Facility. Any attempted assignment or delegation in contravention of the foregoing shall be null and void.

          Section 9.11.  Action by Lenders.  Whenever Lenders
     shall have the right to make an election, or to exercise any right, or their consent shall be required for any action under this Credit Agreement or the Bank Facility Loan Documents, then such election, exercise or consent shall be given or made for all Lenders by Agent Bank. Notices, reports and other documents required to be given by Borrower and/or Guarantors to Lenders hereunder may be given by Borrower and/or Guarantors to Agent Bank on behalf of Lenders and the delivery to Agent Bank on behalf of Lenders shall constitute delivery to Lenders. In the event any payment or payments are received by a Lender other than Agent Bank, Borrower and Guarantors consent to such payments being shared and distributed as provided in the Agency Agreement.

          Section 9.12.  Time of Essence.  Time shall be of
     the essence of this Credit Agreement and each of the Bank
     Facility Loan Documents.

          Section 9.13. Choice of Law and Forum. This Credit Agreement and each of the Bank Facility Loan Documents shall be governed by and construed in accordance with the law of the State of Nevada. Borrower and Guarantors further agree that, subject to the Arbitration provisions set forth below in
     Section 9.14, the full and exclusive forum for the determination of any action relating to this Credit Agreement, the Bank Facility Loan Documents, or any other document or instruments delivered in favor of Lenders pursuant to the terms hereof shall be either an appropriate Court of the State of Nevada or the United States District Court or United States Bankruptcy Court for the District of Nevada.

          Section 9.14.  Arbitration.

               A.    Upon the request of any party, whether
     made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) ("Dispute") now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with the Credit Agreement, Bank Facility Loan Documents or any related agreements, documents, or instruments (collectively the "Documents"), may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Dispute.

               B. All Disputes between the parties shall be resolved by binding arbitration governed by the Nevada Uniform Arbitration Act, Nevada Revised Statutes Chapter 38 or, if not then in effect, by the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.

               C. No provision of, nor the exercise of any rights under this arbitration clause shall limit the rights of any party, and the parties shall have the right during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting or foreclosing upon any property, real or personal, which is involved in a Dispute, or which is subject to, or described in, the Documents, including, without limitation, rights and remedies relating to: (i) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under the Security Documents or other security agreement or instrument, or applicable law, (ii) exercising self-help remedies (including setoff rights) or (iii) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provision hereof.

          Section 9.15. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER, GUARANTORS AND EACH OF THE BANKS EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS CREDIT AGREEMENT, THE BANK NOTE OR ANY OF THE BANK FACILITY LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF BORROWER, GUARANTORS AND BANKS WITH RESPECT TO THIS CREDIT AGREEMENT, THE BANK NOTE OR ANY OF THE BANK FACILITY LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER, GUARANTORS AND EACH OF THE BANKS EACH MUTUALLY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A BENCH TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

          Section 9.16. Scope of Approval and Review. Any inspection of the Collateral Properties or Hotel/Casino Operations or financial information of Borrower or Guarantors shall be deemed to be made solely for Banks' internal purposes and shall not be relied upon by the Borrower, Guarantors or any third party. In no event shall Banks be deemed or construed to be joint venturers or partners of Borrower and/or Guarantors.

          Section 9.17.  Severability of Provisions.  In the
     event any one or more of the provisions contained in this Credit Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          Section 9.18. Cumulative Nature of Covenants. All covenants contained herein are cumulative and not exclusive of each other covenant. Any action allowed by any covenant shall be allowed only if such action is not prohibited by any other covenant.

          Section 9.19.  Costs to Prevailing Party.  If any
     action or proceeding is brought by any party against any other party under this Credit Agreement or any of the other Bank
     Facility Loan Documents, the prevailing party shall be entitled to recover such costs and attorneys fees as the court in such action or proceeding may adjudge reasonable.

          Section 9.20.  Bank Facility Loan Documents.  All of
     the Bank Facility Loan Documents (other than the Credit
     Agreement) shall be held in the name of FINV as the Agent Bank of all Lenders hereunder pursuant to the terms of the Agency
     Agreement.

          Section 9.21. No Actual Knowledge of Default. By execution of this Credit Agreement, each of the Banks hereby respectively certify and affirm to Circus that as of the Merger Date to their actual respective knowledge no Default or Event of Default has occurred or remains continuing under the Bank Facility Loan Documents.

          Section 9.22. Execution and Delivery of Releases, Terminations and Reconveyances. By execution of this Credit Agreement, each of the Banks agree and hereby evidence their respective consent to the execution and delivery by Agent Bank to or for the benefit of each applicable Person of each of the documents, instruments, releases, terminations and reconveyances set forth on the Schedule of Releases, Terminations and Reconveyances, Exhibit H hereto.

          Section 9.23.  Amendment and Restatement.  This
     Credit Agreement fully amends, supersedes and restates the Existing Credit Agreement as of the Merger Date in its entirety and all loans and advances outstanding under the Bank Facility shall be deemed outstanding Borrowings hereunder.

          Section 9.24.  Exhibits Attached.  Exhibits are
     attached hereto and incorporated herein and made a part hereof as follows:

          Exhibit A - Schedule of Lenders' Proportions in
                           Bank Facility

          Exhibit B - Bank Note

          Exhibit C - First Amendment to Bank Note

          Exhibit D - Notice of Borrowing

          Exhibit E - Continuation/Conversion Notice

          Exhibit F - Circus Guaranty

          Exhibit G - Existing Guaranty

          Exhibit H - Schedule of Releases, Terminations and
                           Reconveyances

          Exhibit I - JDN Title Report

          Exhibit J - Litigation Certificate

          Exhibit K - Reporting Requirements

          Exhibit L - Negative Covenants

          IN WITNESS WHEREOF, the parties hereto have executed the foregoing instrument on the day and year first written above.


                      BORROWER:

                    GOLDSTRIKE FINANCE COMPANY,
                    INC., a Nevada corporation


                    By     MICHAEL S. ENSIGN

                    Title   PRESIDENT

                    GUARANTORS:

                    RAILROAD PASS INVESTMENT
                    GROUP, a Nevada general
                    partnership

                   By: LAST CHANCE INVESTMENTS,
                   INC., a Nevada corporation,
                   General Partner

                      By    WILLIAM R. RICHARDSON

                         Title   PRESIDENT

                   And: M.S.E. INVESTMENTS, INC.,
                   a Nevada corporation,
                   General Partner


                   By MICHAEL S. ENSIGN

                   Title PRESIDENT

                   And: GOLDSTRIKE INVESTMENTS,
                   INC., a Nevada corporation,
                   General Partner


                   By  DAVID R. BELDING

                   Title  PRESIDENT





                   JEAN DEVELOPMENT COMPANY,
                   a Nevada general partnership

                   By: LAST CHANCE INVESTMENTS,
                   INC., a Nevada corporation
                        General Partner

                   By   WILLIAM R. RICHARDSON

                   Title  PRESIDENT

                   And: M.S.E. INVESTMENTS, INC.,
                   a Nevada corporation,
                   General Partner


                   By   MICHAEL S. ENSIGN

                   Title PRESIDENT

                   And: GOLDSTRIKE INVESTMENTS,
                   INC., a Nevada corporation,
                   General Partner

                   By  DAVID R. BELDING

                   Title  PRESIDENT

                   JEAN DEVELOPMENT WEST,
                   a Nevada general partnership

                   By: LAST CHANCE INVESTMENTS, INC., a
                   Nevada corporation, General Partner

                    By   WILLIAM R. RICHARDSON

                    Title  PRESIDENT

                   And: M.S.E. INVESTMENTS,
                   INC., a Nevada corporation,
                   General Partner


                   By  MICHAEL S. ENSIGN

                   Title  PRESIDENT

                   And: GOLDSTRIKE INVESTMENTS,
                   INC., a Nevada corporation,
                   General Partner


                   By   DAVID R. BELDING

                   Title PRESIDENT

                   And: DIAMOND GOLD, INC.,
                   a Nevada corporation,
                   General Partner


                   By    PETER A. SIMON

                   Title  PRESIDENT


                   JEAN DEVELOPMENT NORTH,
                   a Nevada general partnership

                   By:  LAST CHANCE
                   INVESTMENTS, INC., a
                   Nevada corporation,
                   General Partner


                   By WILLIAM R. RICHARDSON

                   Title   PRESIDENT

                   And: M.S.E. INVESTMENTS,
                   INC., a Nevada corporation,
                   General Partner


                   By  MICHAEL S. ENSIGN

                   Title  PRESIDENT

                   And: GOLDSTRIKE INVESTMENTS,
                   INC., a Nevada corporation,
                   General Partner


                   By  DAVID R. BELDING

                   Title   PRESIDENT

                   And: DIAMOND GOLD, INC.,
                   a Nevada corporation,
                   General Partner


                   By   PETER A. SIMON

                   Title   PRESIDENT

                   LAKEVIEW GAMING PARTNERSHIPS
                   JOINT VENTURE, a Nevada
                   general partnership

                         By: RAILROAD PASS INVESTMENT
                         GROUP, dba RAILROAD PASS
                         CASINO, a Nevada general
                         partnership, GeneralPartner

                         By:  LAST CHANCE INVESTMENTS, INC., a
                         Nevada corporation, General Partner

                         By WILLIAM R. RICHARDSON

                         Title   PRESIDENT

                        And: M.S.E. INVESTMENTS, INC., a Nevada corporation, General Partner


                         By   MICHAEL S. ENSIGN

                         Title   PRESIDENT

                         And:  GOLDSTRIKE INVESTMENTS, INC.,
                         a Nevada corporation, General Partner


                         By   DAVID R. BELDING

                         Title   PRESIDENT





                         LAKEVIEW GAMING PARTNERSHIPS
                         JOINT VENTURE, a Nevada
                         general partnership

                         And
                         By:  JEAN DEVELOPMENT COMPANY,
                         dba GOLD STRIKE HOTEL &
                         GAMBLING HALL, a Nevada
                         general partnership,
                         General Partner

                         By:  LAST CHANCE INVESTMENTS, INC., a
                              Nevada corporation, General Partner

                         By   WILLIAM R. RICHARDSON

                         Title  PRESIDENT

                         And: M.S.E. INVESTMENTS, INC., a Nevada
                         corporation, General Partner


                         By   MICHAEL S. ENSIGN

                         Title    PRESIDENT

                         And: GOLDSTRIKE INVESTMENTS,INC.,
                         a Nevada corporation, General Partner


                         By   DAVID R. BELDING

                         Title   PRESIDENT


                         LAKEVIEW GAMING PARTNERSHIPS
                         JOINT VENTURE, a Nevada
                         general partnership

                         And
                         By:  JEAN DEVELOPMENT WEST, dba
                         NEVADA LANDING, a Nevada
                         general partnership,
                         General Partner

                         By:  LAST CHANCE INVESTMENTS, INC., a
                         Nevada corporation,
                         General Partner


                         By    WILLIAM R. RICHARDSON

                         Title  PRESIDENT

                         And: M.S.E. INVESTMENTS, INC.,
                         a Nevada corporation,
                         General Partner


                         By  MICHAEL S. ENSIGN

                         Title   PRESIDENT

                         And: GOLDSTRIKE INVESTMENTS, INC.,
                         a Nevada corporation,
                         General Partner


                         By  DAVID R. BELDING

                         Title   PRESIDENT

                         And: DIAMOND GOLD, INC.,
                         a Nevada corporation,
                         General Partner


                         By  PETER A. SIMON

                         Title  PRESIDENT

                         LAKEVIEW GAMING PARTNERSHIPS
                         JOINT VENTURE, a Nevada
                         general partnership

                         And
                         By:  JEAN DEVELOPMENT NORTH,
                         a Nevada general partnership,
                         General Partner

                         By:  LAST CHANCE INVESTMENTS, INC.,
                         a Nevada corporation,
                         General Partner


                         By WILLIAM R. RICHARDSON

                         Title  PRESIDENT

                         And: M.S.E. INVESTMENTS,
                         INC., a Nevada corporation,
                         General Partner


                         By  MICHAEL S. ENSIGN

                         Title  PRESIDENT

                         And: GOLDSTRIKE INVESTMENTS,
                         INC., a Nevada corporation,
                         General Partner


                         By DAVID R. BELDING

                         Title  PRESIDENT

                         And: DIAMOND GOLD, INC.,
                         a Nevada corporation,
                         General Partner


                         By  PETER A. SIMON

                         Title   PRESIDENT

                         CIRCUS CIRCUS ENTERPRISES, INC.,
                         a Nevada corporation


                         By  CLYDE T. TURNER

                         Title  PRESIDENT


                         LENDERS:

                         FIRST INTERSTATE BANK
                         OF NEVADA, N.A.


                         By  BRAD PETERSON

                         Title  VICE PRESIDENT

                         THE LONG-TERM CREDIT BANK
                         OF JAPAN, LTD., Los Angeles Agency


                         By  MOTOKAZU UEMATSU

                         Title DEPUTY GENERAL MANAGER

                         U.S. BANK OF NEVADA


                         By  AMY ROBINSON

                         Title VICE PRESIDENT

                         SOCIETE GENERALE


                         By  DONALD L. SCHUBERT

                         Title VICE PRESIDENT

                         BANK OF AMERICA NATIONAL
                         TRUST AND SAVINGS ASSOCIATION


                         By JON VARNELL

                         Title  MANAGING DIRECTOR

                         NBD BANK


                         By__________________________

                         Title_______________________

                         FIRST SECURITY BANK OF
                         IDAHO, N.A.


                         By__________________________

                         Title_______________________

                         BANK OF AMERICA NEVADA


                         By  ALAN F. GORDON

                         Title  VICE PRESIDENT

                         BANK OF HAWAII


                         By  JOSEPH T. DONALSON

                         Title  VICE PRESIDENT


                         AGENT BANK:

                         FIRST INTERSTATE BANK OF
                         NEVADA, N.A.


                         By__________________________

                         Title_______________________

                                                  EXHIBIT A


          SCHEDULE OF LENDERS' PROPORTIONS IN BANK FACILITY








                            NAME OF LENDER
                            PROPORTIONATE
                           ORIGINAL MAXIMUM
                           PRINCIPAL AMOUNT
                           OF BANK FACILITY

                            PERCENTAGE OF
                             SYNDICATION
                               INTEREST


     First Interstate Bank of
     Nevada, N.A.
     $ 35,000,000.00
        21.875%


     The Long-Term Credit Bank of
     Japan, Ltd., Los Angeles
     Agency
       30,000,000.00
        18.75%


     U.S. Bank of Nevada
       20,000,000.00
        12.50%


     Societe Generale
       20,000,000.00
        12.50%


     Bank of America National
     Trust and Savings
     Association
       16,000,000.00
        10.00%


     NBD Bank
       15,000,000.00
         9.375%


     First Security Bank of
     Idaho, N.A.
       10,000,000.00
         6.25%


     Bank of America Nevada
        9,000,000.00
         5.625%


     Bank of Hawaii
        5,000,000.00
         3.125%


                                TOTAL
     $160,000,000.00
       100%


                                             EXHIBIT B


                              BANK NOTE


                                             EXHIBIT C

                          FIRST AMENDMENT TO
              REDUCING REVOLVING CREDIT PROMISSORY NOTE


          THIS FIRST AMENDMENT TO REDUCING REVOLVING CREDIT PROMISSORY NOTE ("First Amendment to Bank Note") is made and entered into as of the ___ day of ____________, 1995, by and between GOLDSTRIKE FINANCE COMPANY, INC., a Nevada corporation ("Borrower") and FIRST INTERSTATE BANK OF NEVADA, N.A., as the administrative and collateral agent for each of the Lenders as described and defined in the Credit Agreement hereinafter defined ("Agent Bank").

                           R_E_C_I_T_A_L_S:

          WHEREAS:

          A. On or about February 11, 1994, Borrower executed a Reducing Revolving Credit Promissory Note (the "Original Bank Note") in the principal amount of One Hundred Sixty Million Dollars ($160,000,000.00), payable to the order of Agent Bank.

          B.   For the purposes of this First Amendment to Bank
     Note, all capitalized words and terms shall have the respective meanings and be construed as provided in Paragraph C(1) of the Original Bank Note, as amended hereby.

          C. Effective as of the Merger Date, Borrower and Agent Bank intend to modify the rates of interest to accrue under the terms of the Bank Note, all as more particularly herein described.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to amend the Original Bank Note as follows:

          1. Paragraph C(1) of the Original Bank Note entitled "Definitions" shall be and is hereby amended by the following modifications and additions to the definitions as set forth hereinbelow, which shall fully supersede and restate each redefined definition as originally set forth in the Original Bank Note:

          Applicable Alternate Base Rate Margin shall have the meaning as defined in Section 1.01 of the Credit
               Agreement.

          Applicable Eurodollar Rate Margin shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Applicable Margin shall have the meaning as defined in
               Section 1.01 of the Existing Credit Agreement.

          Bank Note shall mean the Original Bank Note as amended by this First Amendment to Bank Note.

          Existing Credit Agreement shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Existing LIBO Loans shall have the meaning as defined in
               Section 1.01 of the Credit Agreement.

          Lenders shall have the meaning as defined in Section 1.01 of the Credit Agreement.

          Merger Date shall have the meaning as defined in
               Section 1.01 of the Credit Agreement.

          Credit Agreement shall mean that certain Amended and Restated Reducing Revolving Credit Agreement of even date with the First Amendment to Bank Note executed by and among Borrower, Guarantors, Agent Bank and Lenders.

          First Amendment to Bank Note shall mean this First
               Amendment to Reducing Revolving Credit Promissory Note.

          LIBO Loan shall mean each portion of the total unpaid principal hereunder which bears interest at a rate determined by reference to a LIBO Rate.

          LIBO Rate shall mean, with respect to any LIBO Loan for any Interest Period, the rate per annum determined by Agent Bank, adjusted for reserve requirements and rounded upwards, if necessary, to the nearest 1/16 of 1%, to be the rate at which Dollar deposits in immediately available funds are offered to Agent Bank two (2) Banking Business Days prior to the beginning of such Interest Period by prime banks in the London Interbank Market at or about 11:00 am., London, England time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in a minimum amount and multiples as set forth in Section C(2) of the Original Bank Note to which rate shall be added: (i) the Applicable Margin with respect to the Existing LIBO Loans, or (ii) the Applicable Eurodollar Rate Margin, plus one-half of one percent (.50%) with respect to the LIBO Loans made on and after the Merger Date.

          Original Bank Note shall have the meaning set forth in Recital Paragraph A of the First Amendment to Bank Note.

          Prime Rate shall mean the rate of interest per annum which Agent Bank from time to time identifies and publicly announces as its prime rate and is not necessarily, for example, the lowest rate of interest which Agent Bank collects from any borrower or group of borrowers, to which rate shall be added: (i) the Applicable Margin with respect to the Prime Rate Loan for all periods from the Closing Date until the Merger Date, or (ii) the Applicable Alternate Base Rate Margin, plus one-half of one percent (.50%) with respect to the Prime Rate Loan on and after the Merger Date.

          Prime Rate Loan shall mean each portion of the total unpaid principal hereunder which bears interest at a rate determined by reference to the Prime Rate.

          2. Paragraph A entitled "Interest Rate" shall be and is hereby amended and restated in its entirety as follows:

               A. Interest Rate. Interest shall accrue on the entire outstanding principal balance at the Prime Rate, unless Borrower elects pursuant to Subparagraph C(4) to have interest accrue on a portion or portions of the outstanding principal balance at a LIBO Rate ("Interest Rate Option"), in which case interest on such portion or portions shall accrue at a rate equal to such LIBO Rate. Interest shall be due and payable on the first day of the month following the Closing Date, on the first day of each successive month thereafter, and on the Maturity Date.

                    (1)  Existing LIBO Loans shall continue to
               accrue interest at the rates determined by Agent Bank at the commencement of each respective LIBO Loan Interest Period under the Existing Credit Agreement and shall be paid on the first day of each month and at the end of each applicable LIBO Loan Interest Period;

                    (2) Accrued interest on the "Prime Rate Loan", as defined in the Existing Credit Agreement, remaining unpaid on the Merger Date shall be paid on the next occurring regularly scheduled interest payment date;

                    (3)  On and after the Merger Date, the Prime
               Rate Loan shall bear interest at the Prime Rate; and

                    (4)  On and after the Merger Date, each LIBO
               Loan shall bear interest with reference to the LIBO Rate.

          3. Paragraph J entitled "Security" shall be and is hereby amended and restated in its entirety as follows:

               "Security. This Bank Note is secured by the Security Documents described in the Credit Agreement."

          4. All other terms and provisions of the Original Bank Note shall remain unchanged except as specifically modified herein.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Bank Note as of the day and year first above written.


BORROWER:

     GOLDSTRIKE FINANCE COMPANY,
     INC., a Nevada corporation


     By__________________________

     Title_______________________

     AGENT BANK:

     FIRST INTERSTATE BANK OF
     NEVADA, N.A., Agent Bank


     By__________________________

          Title_______________________


                                                  EXHIBIT D

                               FORM OF
                         NOTICE OF BORROWING


     TO:  FIRST INTERSTATE BANK OF NEVADA, N.A. in its capacity as
               Agent Bank under that certain Amended and Restated Reducing Revolving Credit Agreement, dated as of May ___, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among GOLDSTRIKE FINANCE COMPANY, INC., a Nevada corporation ("Borrower"), LAKEVIEW GAMING PARTNERSHIPS JOINT VENTURE, a Nevada general partnership, RAILROAD PASS INVESTMENT GROUP, a Nevada general partnership, JEAN DEVELOPMENT COMPANY, a Nevada general partnership, JEAN DEVELOPMENT WEST, a Nevada general partnership and JEAN DEVELOPMENT NORTH, a Nevada general partnership (collectively "Existing Guarantors"), CIRCUS CIRCUS ENTERPRISES, INC., a Nevada corporation ("Circus" and together with the Existing Guarantors collectively the "Guarantors"), and FIRST INTERSTATE BANK OF NEVADA, N.A., FIRST INTERSTATE BANK OF ARIZONA, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., Los Angeles Agency, U.S. BANK OF NEVADA, SOCIETE GENERALE, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, NBD BANK, FIRST SECURITY BANK OF IDAHO, N.A., BANK OF AMERICA NEVADA and BANK OF HAWAII (collectively, together with their respective successors and assigns, the "Lenders"). Capitalized terms used herein without definition shall have the meanings attributed to them in the Credit Agreement.

     Ladies and Gentlemen:

          Pursuant to Section 2.03 of the Credit Agreement, this Notice of Borrowing represents Borrower's request to borrow on ___________, 19___ (the "Funding Date") from the Lenders in proportion to their respective Syndication Interests an aggregate principal amount of ____________________________
     ($_____________) in [Prime Rate] [LIBO Rate Loan for which the initial LIBO Loan Interest Period is requested to be a _____________ (___) month period]. Proceeds of such Borrowing are to be disbursed on the Funding Date in immediately available funds to Borrower's account at Agent Bank's Main Branch at 3800 Howard Hughes Parkway, Las Vegas, Nevada, Account No. _________________.

          Borrower hereby certifies that (a) the representations and warranties as set forth in Article IV of the Credit Agreement and in any other Bank Facility Loan Document (other than representations and warranties which expressly speak only as of a different date), shall be true and correct in all material respects on and as of the Funding Date; (b) no Event of Default or event with the giving of notice or passage of time, or both, would become an Event of Default has occurred and is continuing under the Credit Agreement or any other Bank Facility Loan Document or will result from the making of the requested Borrowing; (c) Borrower has and shall have satisfied all conditions precedent under Article III B of, and performed in all material respects all agreements contained in, the Credit Agreement and the other Bank Facility Loan Documents required to be performed by it on or before the Funding Date (unless otherwise waived pursuant to the terms of the Credit Agreement); and (d) Borrower and Guarantors have all Gaming Permits which are material or required for the conduct of their gaming businesses, and neither any Nevada Gaming Authority or other Governmental Authority has suspended, enjoined or prohibited, for any length of time, the conduct of games of chance at the Collateral Properties.

          This Notice of Borrowing is dated ___________, 19__.

                              GOLDSTRIKE FINANCE COMPANY,
                              INC., a Nevada corporation


                              By__________________________

                                   Title_______________________


                                                  EXHIBIT E

                    CONTINUATION/CONVERSION NOTICE


     First Interstate Bank of
     Nevada, N.A., Agent Bank
     Gaming Division
     3800 Howard Hughes Parkway
     Las Vegas, Nevada 89109

     Attn:  Brad Peterson, V.P.

     Re: Amended and Restated Reducing Revolving Credit Agreement dated as of May ____, 1995

     Ladies and Gentlemen:

          This Continuation/Conversion Notice ("Continuation/ Conversion Notice") is delivered to you pursuant to Section C(4) of that certain Reducing Revolving Credit Promissory Note, dated as of February 11, 1994, as amended by First Amendment to Reducing Revolving Credit Promissory Note dated May ___, 1995 (together with all amendments, if any, from time to time made thereto, the "Bank Note"), executed by Goldstrike Finance Company, Inc., a Nevada corporation (the "Borrower"), payable to First Interstate Bank of Nevada, N.A., as Agent Bank for First Interstate Bank of Nevada, N.A., The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, U.S. Bank of Nevada, Societe Generale, Bank of America National Trust and Savings Association, First Security Bank of Idaho, N.A., Bank of America Nevada and Bank of Hawaii (collectively, together with their respective successors and assigns, the "Lenders"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in
     Section 1.01 of the Amended and Restated Reducing Revolving Credit Agreement ("Credit Agreement") dated May ___, 1995, by and among Borrower, as Borrower, Lakeview Gaming Partnerships Joint Venture, a Nevada general partnership, Railroad Pass Investment Group, a Nevada general partnership, Jean Development Company, a Nevada general partnership, Jean Development West, a Nevada general partnership and Jean Development North, a Nevada general partnership (collectively "Existing Guarantors"), as Guarantors, Circus Circus Enterprises, Inc., a Nevada corporation ("Circus" and together with the Existing Guarantors, collectively the "Guarantors") and Lenders.

          The Borrower hereby requests that:

               1. ($____________) of the presently outstanding principal amount of the Bank Facility;

               2.   and presently being maintained as [Prime Rate
               Loan] [LIBO Loan having an Interest Period ending on ___________________, 19___];

               3.   be [Converted into] [continued as];

               4.   [LIBO Loan having an Interest Period of
               __________ months] [Prime Rate Loan] as of ___________,
               199__.

          The Borrower hereby:

               a. certifies and warrants that no Event of Default has occurred and is continuing and no event exists which with the lapse of time or notice, or both, would become and Event of default;

               b.   certifies that the representations and
               warranties contained in Article IV of the Credit
               Agreement and in the other Bank Facility Loan Documents are true and correct in all material respects;

               c. certifies that Borrower and Guarantors are in full compliance with each covenant contained in Article V of the Credit Agreement and in the other Bank Facility Loan Documents; and

               d.   agree that if prior to the time of such
               continuation or Conversion any matter certified to herein by Borrower will not be true and correct at such time as if then made, they will immediately so notify the Agent Bank.

     Except to the extent, if any, that prior to the time of the continuation or Conversion requested hereby the Agent Bank shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or Conversion as if then made.

          The Borrower has caused this Continuation/ Conversion
     Notice to be executed and delivered, and the certifications and warranties contained herein to be made, by its Authorized Officer this ___ day of ______________, 19__.


GOLDSTRIKE FINANCE COMPANY,
     INC., a Nevada corporation


     By__________________________

     Title_______________________



                                                  EXHIBIT F

                     GENERAL CONTINUING GUARANTY


          THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of _______________, 1995, is executed and delivered by CIRCUS CIRCUS ENTERPRISES, INC., a Nevada corporation (hereinafter referred to as "Guarantor"), in favor of the Beneficiary referred to below, and in light of the following:

                           R_E_C_I_T_A_L_S:

          WHEREAS:

          A. Reference is made to that certain Amended and Restated Reducing Revolving Credit Agreement (as it may hereafter be modified, amended, renewed, restated or extended the "Credit Agreement"), executed concurrently herewith by and among Goldstrike Finance Company, Inc., a Nevada corporation, as Borrower (hereinafter referred to as "Borrower"), Lakeview Gaming Partnerships Joint Venture, a Nevada general partnership, Railroad Pass Investment Group, a Nevada general partnership, Jean Development Company, a Nevada general partnership, Jean Development West, a Nevada general partnership and Jean Development North, a Nevada general partnership ("Existing Guarantors") as the Existing Guarantors, and First Interstate Bank of Nevada, N.A., The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, U.S. Bank of Nevada, Societe Generale, Bank of America National Trust and Savings Association, NBD Bank, First Security Bank of Idaho, N.A., Bank of America Nevada and Bank of Hawaii, collectively defined herein and therein as "Lenders", and First Interstate Bank of Nevada, N.A. as the administrative and collateral agent for the Lenders, therein and herein, in such capacity called "Agent Bank".

          B. For the purpose of this Guaranty, all capitalized terms not otherwise specifically defined herein shall have the same meaning given them in Section 1.01 of the Credit
     Agreement as though fully restated verbatim.

          C. In order to induce Lenders to consent to the Merger, execute the Credit Agreement and concurrently therewith release various pledges and security interests as more particularly described in the Credit Agreement and in consideration of the loans, advances and other financial accommodations extended and to be extended to Borrower, Guarantor has agreed to guaranty the Guarantied Obligations, provided that notwithstanding any other provision hereof to the contrary, the principal amount so guarantied shall not exceed One Hundred Fifty-Five Million Dollars ($155,000,000.00) plus interest, premium, fees, costs and other amounts due with respect thereto under the Bank Facility Loan Documents.

          NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Beneficiary, as follows:

          1.   Definitions and Construction.

               (a) Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

               "Agent Bank" shall mean First Interstate Bank of
     Nevada, N.A. as the administrative and collateral agent for each of the Lenders under the Credit Agreement.

               "Bank Note" shall mean the Reducing Revolving Credit Promissory Note dated February 11, 1994, in the original principal sum of One Hundred Sixty Million Dollars ($160,000,000.00) as amended concurrently herewith by First Amendment to Reducing Revolving Credit Promissory Note, executed by Borrower, payable to the order of Agent Bank on behalf of the Lenders evidencing the Bank Facility.

               "Beneficiary" shall mean Agent Bank on behalf of itself and each of the Lenders.

               "Borrower" shall mean Goldstrike Finance Company,
     Inc., a Nevada corporation.

               "Credit Agreement" shall have the meaning set forth by Recital A of this Guaranty.

               "Existing Guarantors" shall have the meaning set forth by Recital A of this Guaranty.

               "Guarantied Obligations" shall mean: (a) the due and punctual payment of the principal of, and interest (including post petition interest and including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on the Bank Note; (b) the due and punctual payment of all present or future Indebtedness owing by Borrower and/or Existing Guarantors, or any of them; and
     (c) the due and punctual payment and performance of each and every duty, liability and obligation of Borrower and Existing Guarantors under the Credit Agreement.

               "Guarantor" shall mean Circus Circus Enterprises,
     Inc., a Nevada corporation.

               "Guaranty" shall have the meaning set forth in the preamble to this document.

               "Indebtedness" shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed to Beneficiary on behalf of Lenders and arising directly or indirectly out of or in connection with the Credit Agreement, the Bank Note, the Existing Guaranty, the Environmental Certificate, any Interest Rate Hedge, or any of the other Bank Facility Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including post petition interest and including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Beneficiary.

               "Lenders" shall mean collective reference to First Interstate Bank of Nevada, N.A., The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, U.S. Bank of Nevada, Societe Generale, Bank of America National Trust and Savings Association, NBD Bank, First Security Bank of Idaho, N.A., Bank of America Nevada and Bank of Hawaii and to their respective successors and assigns.

               (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Bank Facility Loan Documents; the Credit Agreement; the Existing Guaranty; this Guaranty; the Environmental Certificate; and the Bank Note.

          2. Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranties to Beneficiary, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the due and punctual payment of the Guarantied Obligations, in each case when the same shall become due and payable, whether at maturity, pursuant to a mandatory payment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower and each of the Existing Guarantors of all of the agreements, conditions, covenants, and obligations of Borrower and Existing Guarantors contained in the Credit Agreement, the Bank Note, the Existing Guaranty, the Environmental Certificate, any Interest Rate Hedge and under each of the other Bank Facility Loan Documents.

          3. Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received and acknowledged by Beneficiary, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof to the extent permitted by law), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiary in existence on the date of such revocation, (d) no payment by Guarantor, Existing Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower, Existing Guarantors or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which is not, therefore, guarantied hereunder.

          4. Performance under this Guaranty. In the event that Borrower or Existing Guarantors fail to make any payment of any Guarantied Obligations on or before the due date thereof, or if Borrower or Existing Guarantors shall fail to perform, keep, observe, or fulfill any other obligations referred to in clause (b) and/or clause (c) of Section 2 hereof in the manner provided in the Credit Agreement, the Bank Note, the Existing Guaranty, or the other Bank Facility Loan Documents, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

          5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Bank Note. Guarantor agrees that it is directly, jointly and severally with Existing Guarantors and any other guarantor of the Guarantied Obligations, liable to Beneficiary, that the obligations of Guarantor hereunder is independent of the obligations of Borrower, Existing Guarantors or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower, Existing Guarantors or any other guarantor whether Borrower, Existing Guarantors or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiary of whatever remedies it may have against Borrower, Existing Guarantors or any other guarantor, or the enforcement of any lien or realization upon any security Beneficiary may at any time possess. Guarantor agrees that any release which may be given by Beneficiary to Borrower, Existing Guarantors or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Beneficiary shall be under no obligation to marshal any property or assets of Borrower, Existing Guarantors or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

          6.   Waivers.

               (a)  Guarantor hereby waives:  (i) notice of
     acceptance hereof; (ii) notice of any Borrowings, advances, loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Agent Bank to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or Existing Guarantors or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Bank Note or any other instrument; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Bank Facility Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

               (b) To the fullest extent permitted by applicable law, Guarantor waives the right by statute or otherwise to require Beneficiary to institute suit against Borrower or Existing Guarantors or to exhaust any rights and remedies which Beneficiary has or may have against Borrower or Existing Guarantors. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to Beneficiary by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or Existing Guarantors or by reason of the cessation from any cause whatsoever of the liability of Borrower or Existing Guarantors in respect thereof.

               (c)  To the maximum extent permitted by law,
     Guarantor hereby waives: (i) any rights to assert against Beneficiary any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or Existing Guarantors or any other party liable to Beneficiary; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiary; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder; and
     (v) any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties including, without limitation, the benefits of Nevada Revised Statutes section 40.430 - 40.459, 40.475 and 40.485 as permitted by Nevada Revised Statutes section 40.495
     (1989).

               (d) Guarantor agrees that Beneficiary, in its sole discretion and without affecting the liability of Guarantor under this Guaranty, may foreclose (pursuant to the terms of the Credit Agreement or otherwise) the Security Documents and the interests in real property secured thereby by non-judicial sale. Guarantor hereby authorizes and empowers Beneficiary to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any Security Document with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

               (e) Guarantor also hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against the Borrower or Existing Guarantors that arises hereunder and/or from the performance by Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Beneficiary against the Borrower or any security which Beneficiary now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

          7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Beneficiary may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Agreement, the Bank Note, the Existing Guaranty, or any of the other Bank Facility Loan Documents or may grant other indulgences to Borrower or Existing Guarantors in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement, the Bank Note, the Existing Guaranty or any of the other Bank Facility Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations (including the Collateral) or any other guaranty of the Guarantied Obligations, or any portion thereof.

          8. No Election. Beneficiary shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Beneficiary to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Beneficiary's right to proceed in any other form of action or proceeding or against other parties unless Beneficiary has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Beneficiary under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Beneficiary finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

          9. Indefeasible Payment. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Beneficiary are no longer subject to any right on the part of any person whomsoever, including Borrower or Existing Guarantors, the Borrower or Existing Guarantors as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower's or Existing Guarantors' assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Beneficiary are set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount Beneficiary is required to repay plus any and all costs and expenses (including attorneys' fees) paid by Beneficiary in connection therewith.

          10. Financial Condition of Borrower. Guarantor represents and warrants to Beneficiary that it is currently informed of the financial condition of Borrower and the Existing Guarantors and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Beneficiary that it has read and understands the terms and conditions of the Credit Agreement, the Bank Note, the Existing Guaranty, and the other Bank Facility Loan Documents. Guarantor hereby covenants that it will continue to keep itself informed of Borrower's and each Existing Guarantor's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

          11. Subordination. Any indebtedness of Borrower or any Existing Guarantor now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Beneficiary; and from and after the occurrence of a Default or an Event of Default under the Credit Agreement and for so long as such a Default or Event of Default shall continue such indebtedness of Borrower or any Existing Guarantor to Guarantor shall be collected, enforced and received by Guarantor as trustee for Borrower or such Existing Guarantor, as applicable, and paid over to Beneficiary on account of the indebtedness of Borrower or such Existing Guarantor, as applicable, to Beneficiary but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

          12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise), counterclaim or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys' fees) incurred by Beneficiary in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Beneficiary constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

          13. Expenses. Guarantor agrees to pay Beneficiary's reasonable out-of-pocket costs and expenses, including, but not limited to, legal fees and disbursements, incurred in any effort (which shall include those incurred in investigations of and advising on matters relating to the Beneficiary's rights and remedies) to collect or enforce any of sums owing under this Guaranty whether or not any lawsuit is filed. Until paid to the Beneficiary such sums will bear interest at the Default Rate set forth in the Credit Agreement.

          14. Costs to Prevailing Party. If any action or proceeding is brought by any party against any other party under this Guaranty, the prevailing party shall be entitled to recover such costs and attorney's fees as the court in such action or proceeding may adjudge reasonable.

          15. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by telefacsimile, telexed, or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telefacsimile or telex or five (5) Banking Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 15) shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties:

          If to Guarantor:    Circus Circus Enterprises, Inc.
                              2800 Las Vegas Blvd. South
                              Las Vegas, NV  89114

                              Attn:  Chief Financial Officer

          If to Beneficiary:  First Interstate Bank of
                              Nevada, N.A., Agent Bank
                              Gaming Division
                              P.O. Box 98588
                              Las Vegas, NV  89193-8588

                              Attn: Brad Peterson, V.P.

          With a copy to:     Timothy J. Henderson, Esq.
                              Henderson & Nelson
                              164 Hubbard Way, Suite B
                              Reno, NV  89502

          16. Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, the Bank Note, the Existing Guaranty, or any Bank Facility Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, the Bank Note, the Existing Guaranty, or any other Bank Facility Loan Document, and those provided by law. No delay or omission by Beneficiary to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Beneficiary to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

          17.  Security.  This Guaranty is unsecured.

          18. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          19. Entire Agreement; Amendments. This Guaranty, together with the Credit Agreement, constitutes the entire agreement between Guarantor and Beneficiary pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provisions hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Beneficiary. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

          20. Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Beneficiary; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Beneficiary's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Beneficiary, the rights and benefits herein conferred upon Beneficiary shall automatically extend to and be vested in such assignee or other transferee.

          21. Choice of Law and Venue; Service of Process. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND BENEFICIARY, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS ASSETS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.

          22. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND BENEFICIARY EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND BENEFICIARY WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND BENEFICIARY EACH MUTUALLY HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

          23.  Arbitration.

               a. Upon the request of Guarantor or Beneficiary whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) ("Dispute") now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with this Guaranty, the Credit Agreement, Bank Facility Loan Documents or any related agreements, documents, or instruments (collectively the "Documents"), may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Dispute.

               b. All Disputes between Guarantor and Beneficiary shall be resolved by binding arbitration governed by the Nevada Uniform Arbitration Act, Nevada Revised Statutes Chapter 38, or, if not then in effect, by the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.

               c. No provision of, nor the exercise of any rights under this arbitration clause shall limit the rights of Guarantor or Beneficiary, and the Guarantor and Beneficiary, shall have the right during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting or foreclosing upon any property, real or personal, which is involved in a Dispute, or which is subject to, or described in, the Documents, including, without limitation, rights and remedies relating to: (i) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under the Security Documents or other security agreement or instrument, or applicable law,
     (ii) exercising self-help remedies (including setoff rights) or (iii) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of Guarantor and/or Borrower, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provision hereof.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the day and year first written above.


GUARANTOR:

     CIRCUS CIRCUS ENTERPRISES,
     INC., a Nevada corporation


     By__________________________

          Title_______________________


                                                  EXHIBIT G

                     GENERAL CONTINUING GUARANTY


          THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of February _____, 1994, is executed and delivered by LAKEVIEW GAMING PARTNERSHIPS JOINT VENTURE, a Nevada general partnership, RAILROAD PASS INVESTMENT GROUP, a Nevada general partnership, LAKEVIEW COMPANY, a Nevada general partnership, JEAN DEVELOPMENT COMPANY, a Nevada general partnership, JEAN DEVELOPMENT WEST, a Nevada general partnership, JEAN DEVELOPMENT NORTH, a Nevada general partnership, and PIONEER INVESTMENT GROUP, a Nevada general partnership (hereinafter each individually referred to as a "Guarantor" and collectively referred to as "Guarantors"), in favor of the Beneficiary, referred to below, and in light of the following:

                           R_E_C_I_T_A_L_S:

          WHEREAS:

          A. Borrower, Guarantors and Beneficiary are, contemporaneously herewith, entering into that certain Reducing Revolving Credit Agreement, executed by and among Goldstrike Finance Company, Inc., a Nevada corporation, as Borrower (hereinafter referred to as "Borrower"), Guarantors as Guarantors, and First Interstate Bank of Nevada, N.A., The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, U.S. Bank of Nevada, NBD Bank, N.A., Bank of America National Trust and Savings Association, First Security Bank of Idaho, N.A., West One Bank, Idaho and Bank of America Nevada, collectively defined herein and therein as "Lenders", and First Interstate Bank of Nevada, N.A. as the administrative and collateral agent for the Lenders, therein and herein, in such capacity called "Agent Bank." All references herein to the "Credit Agreement" shall be to such Reducing Revolving Credit Agreement as it may hereafter be modified, amended, renewed, restated or extended.

          B. For the purpose of this Guaranty, all capitalized terms not otherwise specifically defined herein shall have the same meaning given them in Section 1.01 of the Credit
     Agreement as though fully restated verbatim.

          C. In order to induce Lenders to establish the Bank Facility for the benefit of Borrower pursuant to the Credit Agreement, and in consideration of the GFC Credit Line established by Borrower for the benefit of the Nevada Joint Venture, and in consideration of the loans, advances and other financial accommodations to be extended by Borrower to the Nevada Joint Venture pursuant to the GFC Credit Line, Guarantors have agreed to guaranty the Guarantied Obligations.

          NOW, THEREFORE, in consideration of the foregoing, Guarantors hereby jointly and severally agree, in favor of Beneficiary, as follows:

          1.   Definitions and Construction.

               (a) Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

               "Agent Bank" shall mean First Interstate Bank of
     Nevada, N.A. as the administrative and collateral agent for each of the Lenders under the Credit Agreement.

               "Bank Note" shall mean the Reducing Revolving Credit Promissory Note in the original principal sum of One Hundred Sixty Million Dollars ($160,000,000.00) to be executed by Borrower on the Closing Date payable to the order of Agent Bank on behalf of the Lenders evidencing the Bank Facility.

               "Beneficiary" shall mean Agent Bank on behalf of itself and each of the Lenders.

               "Borrower" shall mean Goldstrike Finance Company,
     Inc., a Nevada corporation.

               "Credit Agreement" shall have the meaning set forth by Recital A of this Guaranty.

               "Guarantied Obligations" shall mean: (a) the due and punctual payment of the principal of, and interest (including post petition interest and including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on the Bank Note; (b) the due and punctual payment of all present or future Indebtedness owing by Borrower and/or Guarantors, or any of them; and (c) the due and punctual payment and performance of each and every duty, liability and obligation of Borrower and Guarantors under the Credit Agreement.

               "Guarantor(s)" shall have the meaning set forth in the preamble to this Guaranty.

               "Guaranty" shall have the meaning set forth in the preamble to this document.

               "Indebtedness" shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed to Beneficiary on behalf of Lenders and arising directly or indirectly out of or in connection with the Credit Agreement, the Bank Note, the Environmental Certificate, any Interest Rate Hedge, or any of the other Bank Facility Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including post petition interest and including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Beneficiary.

               "Lenders" shall mean collective reference to First Interstate Bank of Nevada, N.A., The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, U.S. Bank of Nevada, NBD Bank, N.A., Bank of America National Trust and Savings Association, First Security Bank of Idaho, N.A., West One Bank, Idaho and Bank of America Nevada and to their respective successors and assigns.

               (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Bank Facility Loan Documents; the Credit Agreement; this Guaranty; the Environmental Certificate; and the Bank Note.

          2. Guarantied Obligations. Guarantors hereby jointly and severally, irrevocably and unconditionally guaranty to Beneficiary, as and for their own debt, until final and indefeasible payment thereof has been made, (a) the due and punctual payment of the Guarantied Obligations, in each case when the same shall become due and payable, whether at maturity, pursuant to a mandatory payment requirement, by acceleration, or otherwise; it being the intent of Guarantors that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Credit Agreement, the Bank Note, the Environmental Certificate, any Interest Rate Hedge and under each of the other Bank Facility Loan Documents; and (c) the punctual and faithful performance, keeping, observance and fulfillment by each of the Guarantors of all of the agreements, conditions, covenants and obligations of each of the Guarantors contained in the Credit Agreement, the Environmental Certificate, any Interest Rate Hedge and under each of the other Bank Facility Loan Documents.

          3. Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantors hereby waive any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantors acknowledge and agree that (a) no such revocation shall be effective until written notice thereof has been received and acknowledged by Beneficiary, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof to the extent permitted by law), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiary in existence on the date of such revocation, (d) no payment by Guarantors, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantors hereunder, and (e) any payment by Borrower or from any source other than Guarantors subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which is not, therefore, guarantied hereunder.

          4. Performance under this Guaranty. In the event that Borrower fails to make any payment of any Guarantied Obligations on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligations referred to in clause (b) and/or clause (c) of
     Section 2 hereof in the manner provided in the Credit Agreement, the Bank Note, or the other Bank Facility Loan Documents, as applicable, Guarantors immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

          5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantors, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Bank Note. Guarantors agree that they are directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Beneficiary, that the obligations of Guarantors hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantors, whether such action is brought against Borrower or any other guarantor whether Borrower or any such other guarantor is joined in such action. Guarantors agree that their liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiary of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Beneficiary may at any time possess. Guarantors agree that any release which may be given by Beneficiary to Borrower or any other guarantor shall not release Guarantors. Guarantors consent and agree that Beneficiary shall be under no obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantors, or against or in payment of any or all of the Guarantied Obligations.

          6.   Waivers.

               (a)  Guarantors hereby waive:  (i) notice of
     acceptance hereof; (ii) notice of any Borrowings, advances, loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantors' right to make inquiry of Agent Bank to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantors' risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Bank Note or any other instrument; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantors under this Guaranty or any other Bank Facility Loan Document to which Guarantors are party) and demands to which Guarantors might otherwise be entitled.

               (b) To the fullest extent permitted by applicable law, Guarantors waive the right by statute or otherwise to require Beneficiary to institute suit against Borrower or to exhaust any rights and remedies which Beneficiary has or may have against Borrower. In this regard, Guarantors agree that they are bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to Beneficiary by Guarantors. Guarantors further waive any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

               (c) To the maximum extent permitted by law, each Guarantor hereby waives: (i) any rights to assert against Beneficiary any defense (legal or equitable), set-off, counterclaim, or claim which Guarantors may now or at any time hereafter have against Borrower or any other party liable to Beneficiary; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiary; (iv) the benefit of any statute of limitations affecting Guarantors' liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantors' liability hereunder; and (v) any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties including, without limitation, the benefits of Nevada Revised Statutes section 40.430 - 40.459, 40.475 and 40.485 as permitted by Nevada Revised Statutes section 40.495 (1989).

               (d) Guarantors agree that Beneficiary, in its sole discretion and without affecting the liability of Guarantors under this Guaranty, may foreclose (pursuant to the terms of the Credit Agreement or otherwise) the Security Documents and the interests in real property secured thereby by non-judicial sale. Guarantors hereby authorize and empower Beneficiary to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantors that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any Security Document with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, Guarantors shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

               (e) Except as otherwise provided in the Nevada Joint Venture Agreement, Guarantors also hereby waive any claim, right or remedy which such Guarantors may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by Guarantors hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Beneficiary against the Borrower or any security which Beneficiary now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

          7. Releases. Guarantors consent and agree that, without notice to or by Guarantors and without affecting or impairing the obligations of Guarantors hereunder, Beneficiary may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Agreement, the Bank Note, or any of the other Bank Facility Loan Documents or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement, the Bank Note, or any of the other Bank Facility Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations (including the Collateral) or any other guaranty of the Guarantied Obligations, or any portion thereof.

          8. No Election. Beneficiary shall have the right to seek recourse against Guarantors to the fullest extent provided for herein and no election by Beneficiary to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Beneficiary's right to proceed in any other form of action or proceeding or against other parties unless Beneficiary has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Beneficiary under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantors under this Guaranty except to the extent that Beneficiary finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

          9. Indefeasible Payment. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Beneficiary are no longer subject to any right on the part of any person whomsoever, including Borrower, the Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Beneficiary are set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantors shall be liable for the full amount Beneficiary is required to repay plus any and all costs and expenses (including attorneys' fees) paid by Beneficiary in connection therewith.

          10. Financial Condition of Borrower. Guarantors represent and warrant to Beneficiary that they are currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantors further represent and warrant to Beneficiary that they have each read and understand the terms and conditions of the Credit Agreement, the Bank Note, and the other Bank Facility Loan Documents. Guarantors hereby covenant that they will continue to keep themselves informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

          11. Subordination. Any indebtedness of Borrower now or hereafter held by Guarantors is hereby subordinated to the indebtedness of Borrower to Beneficiary; and from and after the occurrence of a Default or an Event of Default under the Credit Agreement and for so long as such a Default or Event of Default shall continue such indebtedness of Borrower to Guarantors shall be collected, enforced and received by Guarantors as trustee for Borrower and paid over to Beneficiary on account of the indebtedness of Borrower to Beneficiary but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty.

          12. Payments; Application. All payments to be made hereunder by Guarantors shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise), counterclaim or offset. All payments made by Guarantors hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys' fees) incurred by Beneficiary in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Beneficiary constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

          13. Expenses. Guarantors agree to pay Beneficiary's reasonable out-of-pocket costs and expenses, including, but not limited to, legal fees and disbursements, incurred in any effort (which shall include those incurred in investigations of and advising on matters relating to the Beneficiary's rights and remedies) to collect or enforce any of sums owing under this Guaranty whether or not any lawsuit is filed. Until paid to the Beneficiary such sums will bear interest at the Default Rate set forth in the Credit Agreement.

          14. Costs to Prevailing Party. If any action or proceeding is brought by any party against any other party under this Guaranty, the prevailing party shall be entitled to recover such costs and attorney's fees as the court in such action or proceeding may adjudge reasonable.

          15. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by telefacsimile, telexed, or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telefacsimile or telex or five (5) Banking Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 15) shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties:

          If to Guarantors:   c/o Lakeview Company
                              Gold Strike Inn
                              Highway 93
                              Boulder City, NV  89005

                              Attn:  David R. Belding

          If to Beneficiary:  First Interstate Bank of
                              Nevada, N.A., Agent Bank
                              Gaming Division
                              P.O. Box 98588
                              Las Vegas, NV  89193-8588

                              Attn: Brad Peterson, V.P.

          With a copy to:     Timothy J. Henderson, Esq.
                              Henderson & Nelson
                              164 Hubbard Way, Suite B
                              Reno, NV  89502

          16. Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, the Bank Note, or any Bank Facility Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, the Bank Note, or any other Bank Facility Loan Document, and those provided by law. No delay or omission by Beneficiary to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Beneficiary to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

          17. Security. This Guaranty and the payment and performance of every obligation, warranty, representation, covenant, agreement and promise of Guarantors, and each of them, contained in this Guaranty are secured by the Security Documents, the Elgin Pledge and the Mississippi Pledge.

          18. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          19. Entire Agreement; Amendments. This Guaranty, together with the Credit Agreement, constitutes the entire agreement between Guarantors and Beneficiary pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provisions hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantors and Beneficiary.
     Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

          20. Successors and Assigns. This Guaranty shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of the successors and assigns of Beneficiary; provided, however, Guarantors shall not assign this Guaranty or delegate any of their duties hereunder without Beneficiary's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Beneficiary, the rights and benefits herein conferred upon Beneficiary shall automatically extend to and be vested in such assignee or other transferee.

          21. Choice of Law and Venue; Service of Process. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTORS AND BENEFICIARY, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTORS WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTORS ACCEPT, FOR THEMSELVES AND IN CONNECTION WITH THEIR RESPECTIVE ASSETS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.

          22. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTORS AND BENEFICIARY EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTORS AND BENEFICIARY WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTORS AND BENEFICIARY EACH MUTUALLY HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

          23.  Arbitration.

               a. Upon the request of Guarantor or Beneficiary whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) ("Dispute") now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with this Guaranty, the Credit Agreement, Bank Facility Loan Documents or any related agreements, documents, or instruments (collectively the "Documents"), may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Dispute.

               b. All Disputes between Guarantors and Beneficiary shall be resolved by binding arbitration governed by the Nevada Uniform Arbitration Act, Nevada Revised Statutes Chapter 38, or, if not then in effect, by the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.

               c. No provision of, nor the exercise of any rights under this arbitration clause shall limit the rights of Guarantors or Beneficiary, and the Guarantors and Beneficiary, shall have the right during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting or foreclosing upon any property, real or personal, which is involved in a Dispute, or which is subject to, or described in, the Documents, including, without limitation, rights and remedies relating to: (i) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under the Security Documents or other security agreement or instrument, or applicable law,
     (ii) exercising self-help remedies (including setoff rights) or (iii) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of Guarantors and/or Borrower, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provision hereof.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the day and year first written above.

     GUARANTORS:

     RAILROAD PASS INVESTMENT
     GROUP, dba RAILROAD PASS
     CASINO, a Nevada general
     partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President

     And:     ________________________
          Robert J. Verchota,
          General Partner

LAKEVIEW COMPANY, dba
     GOLD STRIKE INN,
     a Nevada general partner

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
           INC., a Nevada
          corporation,
          General Partner


          By______________________
            David R. Belding,
            President



     JEAN DEVELOPMENT COMPANY,
     dba GOLD STRIKE HOTEL &
     GAMBLING HALL, a Nevada
     general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President

JEAN DEVELOPMENT WEST, dba
     NEVADA LANDING, a
     Nevada general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President

     And:     DIAMOND GOLD, INC.,
          a Nevada corporation,
          General Partner


          By______________________
            Peter A. Simon, II,
            President



     JEAN DEVELOPMENT NORTH,
     a Nevada general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President

     And:     DIAMOND GOLD, INC.,
          a Nevada corporation,
          General Partner


          By______________________
            Peter A. Simon, II,
            President


PIONEER INVESTMENT GROUP,
     a Nevada general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President





LAKEVIEW GAMING PARTNERSHIPS
     JOINT VENTURE, a Nevada
     general partnership

     By: RAILROAD PASS INVESTMENT
         GROUP, dba RAILROAD PASS
         CASINO, a Nevada general
         partnership, General
         Partner

         By:  LAST CHANCE
               INVESTMENTS, INC., a
              Nevada corporation,
              General Partner

              By______________________
                William A. Richardson,
                President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By_____________________
                   Michael S. Ensign,
                   President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By_____________________
                   David R. Belding,
                   President

          And:     _______________________
               Robert J. Verchota,
               General Partner







     By: LAKEVIEW COMPANY, dba
         GOLD STRIKE INN, a
         Nevada general partnership,
         General Partner

         By:  LAST CHANCE
                        INVESTMENTS, INC., a
                       Nevada corporation,
                       General Partner

                   By______________________
                           William A. Richardson,
                           President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                   Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner

               By______________________
                   David R. Belding,
                 President



LAKEVIEW GAMING PARTNERSHIPS
     JOINT VENTURE, a Nevada
     general partnership

     By: JEAN DEVELOPMENT COMPANY,
          dba GOLD STRIKE HOTEL &
          GAMBLING HALL, a Nevada
          general partnership,
          General Partner

          By:     LAST CHANCE
                INVESTMENTS, INC., a
               Nevada corporation,
               General Partner

               By______________________
                   William A. Richardson,
                 President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                 Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By______________________
                 David R. Belding,
                 President


By:     JEAN DEVELOPMENT WEST, dba
          NEVADA LANDING, a
          Nevada general partnership,
         General Partner

          By:     LAST CHANCE
                INVESTMENTS, INC., a
               Nevada corporation,
               General Partner


               By______________________
                   William A. Richardson,
                   President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                   Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By______________________
                 David R. Belding,
                 President

          And:     DIAMOND GOLD, INC.,
               a Nevada corporation,
               General Partner


               By______________________
                 Peter A. Simon, II,
                 President


LAKEVIEW GAMING PARTNERSHIPS
     JOINT VENTURE, a Nevada
     general partnership

     By:  JEAN DEVELOPMENT NORTH,
          a Nevada general partnership,
          General Partner

          By:     LAST CHANCE
                INVESTMENTS, INC., a
               Nevada corporation,
               General Partner


               By______________________
                 William A. Richardson,
                 President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                 Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By______________________
                 David R. Belding,
                 President

          And:     DIAMOND GOLD, INC.,
               a Nevada corporation,
               General Partner


               By______________________
                 Peter A. Simon, II,
                 President



By:  PIONEER INVESTMENT GROUP,
          a Nevada general partnership,
          General Partner

          By:     LAST CHANCE
                INVESTMENTS, INC., a
               Nevada corporation,
               General Partner


               By______________________
                   William A. Richardson,
                   President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                 Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By______________________
                 David R. Belding,
                      President

                                                    EXHIBIT H

                        SCHEDULE OF RELEASES,
                    TERMINATIONS AND RECONVEYANCES





                               DOCUMENT
                                NUMBER
                               DOCUMENT
                             DESCRIPTION
                                TO BE
                             EXECUTED BY

                             DISPOSITION


     1
     Mississippi Riverboat
     Note, Amendments and
     Endorsements
                                ------
     Return to Nevada
     Joint Venture


     2
     Endorsement to
     Mississippi Riverboat
     Note in favor of
     Nevada Joint Venture
     Agent Bank
     Return to Nevada
     Joint Venture


     3
     Termination of Amended
     and Restated Security
     Agreement (Mississippi
     Pledge)
     Agent Bank
     Deliver to
     Nevada Joint
     Venture


     4
     Elgin Riverboat Note,
     Amendments and
     Endorsements
                                ------
     Return to Nevada
     Joint Venture


     5
     Endorsement to Second
     Amended and Restated
     Promissory Note (Elgin
     Riverboat Note) in
     favor of Nevada Joint
     Venture
     Agent Bank
     Return to Nevada
     Joint Venture


     6
     Termination of
     Security Agreement
     (Elgin Pledge)
     Agent Bank
     Return to Nevada
     Joint Venture


     7
     GFC Credit Line Note
     and Endorsement
                                ------
     Return to GFC


     8
     Endorsement to GFC
     Credit Line Note in
     favor of GFC
     Agent Bank
     Deliver to GFC


     9
     Termination of
     Security Agreement
     (GFC Pledge)
     Agent Bank
     Deliver to GFC


     10
     Non-Restricted
     Revolving Note in the
     principal amount of
     $1,320,000, payable to
     the order of Simon
     Mark
     "Canceled"
     Return to GFC


     11
     Non-Restricted
     Revolving Note in the
     principal amount of
     $2,240,000, payable to
     the order of Verchota
     Mark
     "Canceled"
     Return to GFC


     12
     Non-Restricted
     Revolving Note in the
     principal amount of
     $3,340,000, payable to
     the order of Belding
     Mark
     "Canceled"
     Return to GFC


     13
     Non-Restricted
     Revolving Note in the
     principal amount of
     $6,520,000, payable to
     the order of
     Richardson
     Mark
     "Canceled"
     Return to GFC


     14
     Non-Restricted
     Revolving Note in the
     principal amount of
     $6,580,000, payable to
     the order of Ensign
     Mark
     "Canceled"
     Return to GFC


     15
     Restricted Term Note
     in the principal sum
     of $10,500,000,
     payable to the order
     of Belding
     Mark
     "Canceled"
     Return to GFC


     16
     Restricted Term Note
     in the principal sum
     of $19,500,000,
     payable to the order
     of Richardson
     Mark
     "Canceled"
     Return to GFC


     17
     Restricted Term Note
     in the principal sum
     of $20,000,000,
     payable to the order
     of Ensign
     Mark
     "Canceled"
     Return to GFC


     18
     Termination of Payment
     Subordination
     Agreement executed by
     Agent Bank
     Agent Bank
     Deliver to
     Ensign,
     Richardson,
     Belding,
     Verchota and
     Simon


     19
     Release of Assignments
     (Gold Strike
     Inn/Lakeview)
     Agent Bank
     Deliver to
     Lakeview Company
     for recordation
     in Clark County
     Official Records


     20
     UCC-1 Termination
     (Clark County/
     Secretary of State)
     Agent Bank
     Deliver to
     Lakeview Company
     for recording in
     Clark County and
     filing with the
     Secretary of
     State


     21
     Authorization and
     Request for Full
     Reconveyance (Lakeview
     Deed of Trust)
     Agent Bank
     Deliver to Title
     Company


     22
     Deed of Full
     Reconveyance (Lakeview
     Deed of Trust)
     Title
     Company
     Record in Clark
     County Official
     Records


     23
     Release from Guaranty
     (Lakeview/Pioneer)
     Agent Bank
     Deliver to
     Lakeview/Pioneer


     24
     Release from
     Environmental
     Certificate (Lakeview/
     Pioneer)
     Agent Bank
     Deliver to
     Lakeview/Pioneer


     25
     Termination of UCC-1
     Financing Statement
     (Ensign Custody
     Account)
     Agent Bank
     Deliver to
     Ensign for
     filing with
     Nevada Secretary
     of State


     26
     Termination of UCC-1
     Financing Statement
     (Richardson Custody
     Account)
     Agent Bank
     Deliver to
     Richardson for
     filing with
     Nevada Secretary
     of State


     27
     Termination of UCC-1
     Financing Statement
     (Belding Custody
     Account)
     Agent Bank
     Deliver to
     Belding for
     filing with
     Nevada Secretary
     of State


     28
     Termination of UCC-1
     Financing Statement
     (Simon Custody
     Account)
     Agent Bank
     Deliver to Simon
     for filing with
     Nevada Secretary
     of State


     29
     Termination of UCC-1
     Financing Statement
     (Verchota Custody
     Account)
     Agent Bank
     Deliver to
     Verchota for
     filing with
     Nevada Secretary
     of State


     30
     Termination of
     Security Agreement,
     Account Pledge,
     Assignment of Trust
     Account and
     Acknowledgement
     (Ensign)
     Agent Bank
     Deliver to
     Ensign


     31
     Termination of
     Security Agreement,
     Account Pledge,
     Assignment of Trust
     Account and
     Acknowledgement
     (Richardson)
     Agent Bank
     Deliver to
     Richardson


     32
     Termination of
     Security Agreement,
     Account Pledge,
     Assignment of Trust
     Account and
     Acknowledgement
     (Belding)
     Agent Bank
     Deliver to
     Belding


     33
     Termination of
     Security Agreement,
     Account Pledge,
     Assignment of Trust
     Account and
     Acknowledgement
     (Simon)
     Agent Bank
     Deliver to Simon


     34
     Termination of
     Security Agreement,
     Account Pledge,
     Assignment of Trust
     Account and
     Acknowledgement
     (Verchota)
     Agent Bank
     Deliver to
     Verchota


     35
     Limited Continuing
     Guaranty (Ensign)
     Mark
     "Canceled"
     Return to Ensign


     36
     Limited Continuing
     Guaranty (Richardson)
     Mark
     "Canceled"
     Return to
     Richardson


     37
     Limited Continuing
     Guaranty (Belding)
     Mark
     "Canceled"
     Return to
     Belding


     38
     Limited Continuing
     Guaranty (Simon)
     Mark
     "Canceled"
     Return to Simon


     39
     Limited Continuing
     Guaranty (Verchota)
     Mark
     "Canceled"
     Return to
     Verchota


     40
     Termination of Non-
     Managed Trust and
     Custody Agreement
     (Ensign)
     Ensign,
     Custodian
     and Agent
     Duplicate
     original to
     Ensign and
     Custodian


     41
     Termination of Non-
     Managed Trust and
     Custody Agreement
     (Richardson)
     Richardson,
     Custodian
     and Agent
     Duplicate
     original to
     Richardson and
     Custodian


     42
     Termination of Non-
     Managed Trust and
     Custody Agreement
     (Belding)
     Belding,
     Custodian
     and Agent
     Duplicate
     original to
     Belding and
     Custodian


     43
     Termination of Non-
     Managed Trust and
     Custody Agreement
     (Simon)
     Simon,
     Custodian
     and Agent
     Duplicate
     original to
     Simon and
     Custodian


     44
     Termination of Non-
     Managed Trust and
     Custody Agreement
     (Verchota)
     Verchota,
     Custodian
     and Agent
     Duplicate
     original to
     Verchota and
     Custodian


                                                  EXHIBIT I


                           JDN TITLE REPORT



                                                  EXHIBIT J

                        LITIGATION CERTIFICATE


     TO:  FIRST INTERSTATE BANK OF NEVADA, N.A. in its capacity as
               Agent Bank under that certain Reducing Revolving Credit Agreement, dated as of ________________ (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among GOLDSTRIKE FINANCE COMPANY, INC., a Nevada corporation ("Borrower"), RAILROAD PASS INVESTMENT GROUP, a Nevada general partnership, LAKEVIEW COMPANY, a Nevada general partnership, JEAN DEVELOPMENT COMPANY, a Nevada general partnership, JEAN DEVELOPMENT WEST, a Nevada general partnership, JEAN DEVELOPMENT NORTH, a Nevada general partnership, PIONEER INVESTMENT GROUP, a Nevada general partnership and LAKEVIEW GAMING PARTNERSHIPS JOINT VENTURE, a Nevada general partnership (collectively "Guarantors"), and FIRST INTERSTATE BANK OF NEVADA, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., Los Angeles Agency, U.S. BANK OF NEVADA, NBD BANK, N.A., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, FIRST SECURITY BANK OF IDAHO, N.A., WEST ONE BANK, IDAHO and BANK OF AMERICA NEVADA (collectively, together with their respective successors and assigns, the "Lenders"). Capitalized terms used herein without definition shall have the meanings attributed to them in the Credit Agreement.

     Ladies and Gentlemen:

          To the best knowledge of Borrower and each of the
     Guarantors:

               a. there are two (2) claims for minor personal injuries which have been made against Jean Development Company, dba Gold Strike Hotel & Gambling Hall. Both claims are fully covered by the company's insurance carrier subject to a Fifteen Thousand Dollar ($15,000.00) deductible for each claim;

               b. there are two (2) claims for minor personal injuries which have been made against Lakeview Company, dba Gold Strike Inn & Casino. Both claims are fully covered by the company's insurance carrier subject to a Fifteen Thousand Dollar ($15,000.00) deductible for each claim;

               c. there are two (2) claims for minor personal injuries which have been made against Jean Development West, dba Nevada Landing. Both claims are fully covered by the company's insurance carrier subject to a Fifteen Thousand Dollar ($15,000.00) deductible for each claim.

          To the best knowledge of Borrower and each of the Guarantors, after due inquiry and investigation, there are no actions, suits, proceedings, inquiries, hearings or investigations pending or threatened, in any court of law or in equity, other than as described hereinabove, or before any Governmental Authority. To the best knowledge of Borrower and each of the Guarantors, after due inquiry and investigation, neither Borrower nor any of the Guarantors are in violation of or default with respect to any order, writ, injunction, decree or demand of any such court or Governmental Authority.

     BORROWER:

     GOLDSTRIKE FINANCE COMPANY,
     INC., a Nevada corporation


     By__________________________

     Title_______________________

     GUARANTORS:

     RAILROAD PASS INVESTMENT
     GROUP, dba RAILROAD PASS
     CASINO, a Nevada general
     partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By_______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President

     And:     ________________________
          Robert J. Verchota,
               General Partner

     LAKEVIEW COMPANY, dba
     GOLD STRIKE INN, a
     Nevada general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By_______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner

          By______________________
            David R. Belding,
            President
















     JEAN DEVELOPMENT COMPANY,
     dba GOLD STRIKE HOTEL &
     GAMBLING HALL, a Nevada
     general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner

          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By_______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President

JEAN DEVELOPMENT WEST, dba
     NEVADA LANDING, a
     Nevada general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By_______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President

     And:     DIAMOND GOLD, INC.,
          a Nevada corporation,
          General Partner


          By______________________
            Peter A. Simon, II,
            President

























     JEAN DEVELOPMENT NORTH,
     a Nevada general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By_______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President

     And:     DIAMOND GOLD, INC.,
          a Nevada corporation,
          General Partner


          By______________________
            Peter A. Simon, II,
            President























     PIONEER INVESTMENT GROUP,
     a Nevada general partnership

     By:     LAST CHANCE
           INVESTMENTS, INC., a
          Nevada corporation,
          General Partner


          By______________________
            William A. Richardson,
            President

     And: M.S.E. INVESTMENTS,
          INC., a Nevada
          corporation,
          General Partner


          By_______________________
            Michael S. Ensign,
            President

     And: GOLDSTRIKE INVESTMENTS,
          INC., a Nevada
           corporation,
          General Partner


          By______________________
            David R. Belding,
            President


LAKEVIEW GAMING PARTNERSHIPS
     JOINT VENTURE, a Nevada
     general partnership

     By: RAILROAD PASS INVESTMENT
         GROUP, dba RAILROAD PASS
         CASINO, a Nevada general
         partnership, General
         Partner

         By:  LAST CHANCE
               INVESTMENTS, INC., a
              Nevada corporation,
              General Partner

              By______________________
                William A. Richardson,
                President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By_____________________
                   Michael S. Ensign,
                   President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By_____________________
                   David R. Belding,
                   President

          And:     _______________________
               Robert J. Verchota,
               General Partner







     By: LAKEVIEW COMPANY, dba
         GOLD STRIKE INN, a
         Nevada general partnership,
         General Partner

         By:  LAST CHANCE
                        INVESTMENTS, INC., a
                       Nevada corporation,
                       General Partner

                   By______________________
                           William A. Richardson,
                           President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                   Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner

               By______________________
                   David R. Belding,
                 President



LAKEVIEW GAMING PARTNERSHIPS
     JOINT VENTURE, a Nevada
     general partnership

     By: JEAN DEVELOPMENT COMPANY,
          dba GOLD STRIKE HOTEL &
          GAMBLING HALL, a Nevada
          general partnership,
          General Partner

          By:     LAST CHANCE
                INVESTMENTS, INC., a
               Nevada corporation,
               General Partner

               By______________________
                   William A. Richardson,
                 President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                 Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By______________________
                 David R. Belding,
                 President


By:     JEAN DEVELOPMENT WEST, dba
          NEVADA LANDING, a
          Nevada general partnership,
         General Partner

          By:     LAST CHANCE
                INVESTMENTS, INC., a
               Nevada corporation,
               General Partner


               By______________________
                   William A. Richardson,
                   President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                   Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By______________________
                 David R. Belding,
                 President

          And:     DIAMOND GOLD, INC.,
               a Nevada corporation,
               General Partner


               By______________________
                 Peter A. Simon, II,
                 President


LAKEVIEW GAMING PARTNERSHIPS
     JOINT VENTURE, a Nevada
     general partnership

     By:  JEAN DEVELOPMENT NORTH,
          a Nevada general partnership,
          General Partner

          By:     LAST CHANCE
                INVESTMENTS, INC., a
               Nevada corporation,
               General Partner


               By______________________
                 William A. Richardson,
                 President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                 Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By______________________
                 David R. Belding,
                 President

          And:     DIAMOND GOLD, INC.,
               a Nevada corporation,
               General Partner


               By______________________
                 Peter A. Simon, II,
                 President



By:  PIONEER INVESTMENT GROUP,
          a Nevada general partnership,
          General Partner

          By:     LAST CHANCE
                INVESTMENTS, INC., a
               Nevada corporation,
               General Partner


               By______________________
                   William A. Richardson,
                   President

          And: M.S.E. INVESTMENTS,
               INC., a Nevada
               corporation,
               General Partner


               By______________________
                 Michael S. Ensign,
                 President

          And: GOLDSTRIKE INVESTMENTS,
               INC., a Nevada
                corporation,
               General Partner


               By______________________
                 David R. Belding,
                      President


                                                EXHIBIT K

                        REPORTING REQUIREMENTS


     See reporting requirements in Circus Circus Enterprises,
     Inc.'s Reducing Revolving Loan Agreement, as amended, dated
     September 30, 1993.


                                               EXHIBIT L

                          NEGATIVE COVENANTS


     See reporting requirements in Circus Circus Enterprises,
     Inc.'s Reducing Revolving Loan Agreement, as amended, dated
     September 30, 1993.